SCHEDULE 14A

                     SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934


Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
Section 240.14a-12

                  Broad National Bancorporation
         (Name of Registrant as Specified In Its Charter)


________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)   Title of each class of securities to which transaction
          applies:
     _______________________________________________________________

     2)   Aggregate number of securities to which transaction
          applies:
     _________________________________________________________________

     3)   Per unit price or other underlying value of transaction
computed pursuant to Exchange Act Rule 0-11       (set forth the
amount on which the filing fee is calculated and state how it was determined):
     _________________________________________________________________

     4)   Proposed maximum aggregate value of transaction:
     _________________________________________________________________
[  ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     ____________________________________________________________

     2)   Form, Schedule or Registration Statement No.:
     ____________________________________________________________

     3)   Filing Party:
     ____________________________________________________________

     4)   Date Filed:
     ____________________________________________________________

                                                   March 24, 1997

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of Broad National Bancorporation, to be held at the principal executive offices of the Company, located at 905 Broad Street, Newark, New Jersey, on Thursday, April 17, 1997, commencing at 9:00 a.m., local time. The business to be conducted at the meeting is described in the attached Notice of Annual Meeting and Proxy Statement. In addition, there will be an opportunity to meet with members of senior management and review the business and operations of the Company and its subsidiary, Broad National Bank.

     Your Board of Directors joins with me in urging you to attend the meeting. Whether or not you plan to attend the meeting, however, please sign, date and return the enclosed proxy card promptly. A prepaid return envelope is provided for this purpose. You may revoke your proxy at any time before it is exercised; and if you file written notice of revocation with the Secretary of the Company before the proxy is exercised, it will not be used if you attend the meeting and prefer to vote in person.


                                        Sincerely yours,

                                        /s/ Donald M. Karp
                                        Donald M. Karp
                                        Chairman of the Board and
                                        Chief Executive Officer

                  BROAD NATIONAL BANCORPORATION
                         905 Broad Street
                     Newark, New Jersey 07102

             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                   TO BE HELD ON APRIL 17, 1997

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Broad National Bancorporation, a New Jersey corporation ("Bancorporation" or the "Company"), will be held at the principal executive offices of Bancorporation located at 905 Broad Street, Newark, New Jersey, on Thursday, April 17, 1997, commencing at 9:00 a.m., local time, and thereafter as it may from time to time be adjourned, for the following purposes:

     1. To elect twelve directors to hold office for a term expiring at the 1998 Annual Meeting of Shareholders of Bancorporation and until their respective successors are duly elected and qualified or until their respective earlier resignation or removal;

     2.   To consider and act upon approval of a 1996 Broad
          National Bancorporation Incentive Stock Option Plan;

     3.   To consider and act upon approval of a 1996 Broad
          National Bancorporation Directors Non-Statutory Stock
          Option Plan;

     4. To consider and act upon approval of an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's capital stock from 7,020,000 shares to 11,520,000 shares and to increase the number of authorized shares of the Company's common stock, $1.00 par value, from 5,500,000 shares to 10,000,000 shares;

     5. To consider and act upon approval of an amendment to the Company's Certificate of Incorporation to establish certain additional limitations with respect to the preemptive rights of holders of the Company's capital stock;

     6. To consider and act upon ratification and approval of the selection of the accounting firm of KPMG Peat
          Marwick LLP as the Company's independent auditors for the year ending December 31, 1997; and

     7. To transact such other business as properly may come before the meeting and any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on March 7, 1997 as the record date for determination of the shareholders entitled to notice of, and to vote at, the Annual
Meeting and any adjournment or adjournments thereof.

     All shareholders are cordially invited to attend the meeting. Whether or not you intend to be present at the meeting, the Board of Directors solicits you to sign, date, and return the enclosed proxy card promptly. A prepaid return envelope is provided for this purpose. You may revoke your proxy at any time before it is exercised; and if you file written notice of revocation with the Secretary of the Company before the proxy is exercised, it will not be used if you attend the meeting and prefer to vote in person. Your vote is important and all shareholders are urged to be present in person or by proxy.

                              By Order of the Board of Directors

                              /s/ Donald M. Karp
                              Donald M. Karp
                              Chairman of the Board and
                              Chief Executive Officer
March 24, 1997
Newark, New Jersey

                  BROAD NATIONAL BANCORPORATION
                         905 Broad Street
                     Newark, New Jersey 07102

                        __________________

                         PROXY STATEMENT
                        __________________

                  ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD APRIL 17, 1997

                        __________________

                           INTRODUCTION

     This Proxy Statement is being furnished to the shareholders of Broad National Bancorporation, a New Jersey corporation ("Bancorporation" or the "Company"), in connection with the solicitation of proxies by the Board of Directors of Bancorporation for use at the Annual Meeting of Shareholders to be held on Thursday, April 17, 1997, and at any adjournment or adjournments thereof (the "Annual Meeting"). The Annual Meeting will commence at 9:00 a.m., local time, and will be held at the principal executive offices of the Company, located at 905 Broad Street, Newark, New Jersey 07102. Bancorporation's business activities are limited to ownership of the outstanding capital stock of Broad National Bank, a national banking association (the "Bank") and to performing certain services for the Bank.

     This Proxy Statement and the enclosed form of proxy are being first mailed to the Company's shareholders on or about
March 24, 1997.

PROXIES

     You are requested to complete, date and sign the enclosed form of proxy and return it promptly to the Company in the enclosed postage prepaid envelope. Shares represented by properly executed proxies will, unless such proxies previously have been revoked, be voted in accordance with the shareholders' instructions indicated in the proxies. If no instructions are indicated, such shares will be voted in favor of the election of the nominees for director named in this Proxy Statement, in favor of approving a 1996 Broad National Bancorporation Incentive Stock Option Plan, in favor of approving a 1996 Broad National Bancorporation Directors Non-Statutory Stock Option Plan, in favor of the proposed amendment to the Company's Certificate of Incorporation described herein to increase the number of shares of authorized capital stock, in favor of the proposed amendment to the Company's Certificate of Incorporation described herein to further limit the preemptive rights of holders of the Company's capital stock, in favor of ratifying the selection of the accounting firm of KPMG Peat Marwick LLP as Bancorporation's independent auditors for the current year, and, as to any other matter that properly may be brought before the Annual Meeting, in accordance with the discretion and judgment of the appointed proxies. Unless otherwise indicated by the shareholder on the proxy, the appointed proxies may cumulate proxy votes as to nominees for director named in this Proxy Statement with respect to all shares of Common Stock that they are authorized to vote, and, in accordance with their discretionary authority, allocate such votes in the manner that they determine will result in the election of the greatest number of such nominees as directors of the Company. A shareholder who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by filing written notice of revocation with the Secretary of the Company, or by executing and delivering to the Secretary of the Company a proxy bearing a later date. A shareholder who has given a proxy may appear at the Annual Meeting and vote in person if the shareholder has filed written notice of revocation with the Secretary of the Company at any time before the proxy is exercised or the shareholder votes by written ballot.

VOTING AT THE MEETING

     For purposes of voting on the proposals described herein, the presence in person or by proxy of shareholders holding a majority of the total outstanding shares of the Company's Common
Stock, $1.00 par value, shall constitute a quorum at the Annual Meeting. Only holders of record of shares of the Company's
Common Stock as of the close of business on March 7, 1997 (the
"Record Date"), are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or adjournments thereof. As of the Record Date, 4,654,688 shares of the Company's Common Stock were outstanding and entitled to be voted at the Annual Meeting.
Each share of Common Stock is entitled to one vote on each matter properly to come before the Annual Meeting, except that cumulative voting rights may be exercised with respect to the election of directors. Each shareholder voting in the election of directors shall have the right to cumulate such shareholder's votes and cast as many votes in the aggregate as shall equal the number of shares of Common Stock held by such shareholder multiplied by the number of directors to be elected. Each such shareholder may cast the whole number of votes for one candidate or may divide the votes in any manner the shareholder may determine among as many candidates as the shareholder may select.
There are no conditions precedent to the exercise of such cumulative voting rights. Discretionary authority to cumulate the votes represented by the proxies in the election of directors is solicited.

     Directors are elected by a plurality (a number greater than those cast for any other candidates) of the votes cast, in person or by proxy, by the shareholders entitled to vote at the Annual Meeting for that purpose. The affirmative vote of the holders of a majority of the shares of the Company's Common Stock, represented in person or by proxy and entitled to vote at the Annual Meeting, is required for (i) the approval of a 1996 Broad National Bancorporation Incentive Stock Option Plan, (ii) the approval of a 1996 Broad National Bancorporation Directors Non-Statutory Stock Option Plan, (iii) the ratification and approval of the selection of KPMG Peat Marwick LLP as the Company's independent auditors, and (iv) the approval of such other matters as properly may come before the Annual Meeting or any adjournment thereof. The affirmative vote of the holders of two-thirds of the shares of the Company's Common Stock, represented in person or by proxy and entitled to vote at the Annual Meeting, is required for (i) the approval of the proposed amendment to the Company's Certificate of Incorporation described herein to increase the number of shares of authorized capital stock, and
(ii) the approval of the proposed amendment to the Company's Certificate of Incorporation described herein to further limit the preemptive rights of holders of the Company's capital stock.

     A shareholder entitled to vote in the election of directors can withhold authority to vote for all nominees for directors or can withhold authority to vote for certain nominees for directors. Abstentions from the proposal to approve a 1996 Broad National Bancorporation Incentive Stock Option Plan, the proposal to approve a 1996 Broad National Bancorporation Directors Non-Statutory Stock Option Plan, the proposal to approve the amendment to the Company's Certificate of Incorporation described herein to increase the number of shares of authorized capital stock, the proposal to approve the amendment to the Company's Certificate of Incorporation described herein to further limit the preemptive rights of holders of the Company's capital stock, or the proposal to approve the ratification of the selection of the Company's independent auditors are treated as votes against the proposal. Broker non-votes on the election of directors, the 1996 Broad National Bancorporation Incentive Stock Option Plan, the 1996 Broad National Bancorporation Directors Non-Statutory Stock Option Plan, the proposed amendments to the Company's Certificate of Incorporation or the Company's independent auditors are treated as shares of Bancorporation capital stock as to which voting power has been withheld by the respective beneficial holders and, therefore, as shares not entitled to vote on the proposal as to which there is the broker non-vote.

SOLICITATION OF PROXIES

     This solicitation of proxies for the Annual Meeting is being made by the Company's Board of Directors. The Company will bear all costs of such solicitation, including the cost of preparing and mailing this Proxy Statement and the enclosed form of proxy. After the initial mailing of this Proxy Statement, proxies may be solicited by mail, telephone, telegram, facsimile transmission or personally by directors, officers, employees or agents of the Company. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting materials to beneficial owners of shares held of record by them; and their reasonable out-of-pocket expenses, together with those of Bancorporation's transfer agent, will be paid by Bancorporation.

     In accordance with the Company's bylaws, a list of shareholders entitled to vote at the Annual Meeting will be available for examination at least ten days prior to the date of the Annual Meeting during normal business hours at the principal executive offices of Bancorporation located at 905 Broad Street, Newark, New Jersey. The list also will be available at the Annual Meeting.

                              ITEM 1

                      ELECTION OF DIRECTORS

     The size of the Company's Board of Directors was reduced by one member in December 1996 and currently consists of twelve directors. One of the purposes of this Annual Meeting is to elect twelve directors to serve for a one-year term expiring at the Annual Meeting of Shareholders in 1998 and until their respective successors are duly elected and qualified or until their respective earlier resignation or removal. The Board of Directors has designated Licinio Cruz, John A. Dorman, Arthur Fischman, John J. Iannuzzi, Donald M. Karp, James J. Lazarus, Edward J. Lenihan, Stanley J. Lesnik, Catherine McFarland, Louis
J. Owen, A. Harold Schwartz and Hubert Williams as the twelve nominees proposed for election at the Annual Meeting. Unless authority to vote for the nominees or a particular nominee is withheld, it is intended that the shares of Common Stock represented by properly executed proxies in the form enclosed will be voted for the election as directors of all twelve nominees. In the event that one or more of the nominees should become unavailable for election, it is intended that the shares represented by the proxies will be voted for the election of such substitute nominee or nominees as may be designated by the Board of Directors, unless the authority to vote for all nominees or for the particular nominee or nominees who have ceased to be candidates has been withheld. Each of the nominees has indicated his or her willingness to serve as a director if elected, and the Board of Directors has no reason to believe that any nominee will be unavailable for election. The Board of Directors does not know if, and has no reason to believe that, anyone will nominate another candidate for director at this Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF LICINIO CRUZ, JOHN A. DORMAN, ARTHUR FISCHMAN, JOHN
J. IANNUZZI, DONALD M. KARP, JAMES J. LAZARUS, EDWARD J. LENIHAN, STANLEY J. LESNIK, CATHERINE MCFARLAND, LOUIS J. OWEN, A. HAROLD SCHWARTZ AND HUBERT WILLIAMS AS DIRECTORS OF THE COMPANY.

NOMINEES

     The following table sets forth certain information with respect to each person nominated by the Board of Directors for election as directors of the Company at the Annual Meeting.

                      Position with
                      Bancorporation
                      and the Bank            Principal
Name              Age (Year First Elected)    Occupation /1/

Licinio Cruz      54  Director (1977)         Vice President and
                                              Treasurer, Cruz
                                              Construction Corp.
                                              (general
                                              construction)

John A. Dorman    58  President of            Position with
                      Bancorporation (1992)   Bancorporation
                      and the Bank (1992)     and the Bank /2/
                      Director (1992)

Arthur Fischman   71  Director (1978)         Consultant

John J. Iannuzzi  59  Director (1988)         President, 187
                                              Corporation T/A
                                              Gateway East (real
                                              estate management)

Donald M. Karp    60  Chairman of the Board   Position with
                      of Bancorporation       Bancorporation
                      (1985) and the Bank     and the Bank /3/
                      (1985); Chief
                      Executive Officer of
                      Bancorporation (1991)
                      and the Bank (1991);
                      Vice Chairman of the
                      Board of Bancorporation
                      (1981-1985) and the
                      Bank (1978-1985);
                      Director (1972)

James J. Lazarus  59  Director (1980)         President, L&R
                                              Manufacturing
                                              Company
                                              (manufacturer of
                                              ultrasonic
                                              cleaning equipment
                                              and chemicals)

Edward J. Lenihan 80  Director (1977)         Consultant /4/

Stanley J. Lesnik 78  Director (1970);        Consultant /3/
                      Chairman of the
                      Board (1974-1985);
                      Chairman of
                      Executive Committee
                      (1985-1995); Chairman
                      Emeritus of the Executive
                      Committee (1996)

Catherine
  McFarland       56  Director (1993)         Executive Officer
                                              and Secretary,
                                              Victoria
                                              Foundation, Inc.
                                              (private
                                              charitable
                                              foundation)/5/

Louis J. Owen     73  Director (1976);        Consultant
                      Chairman of
                      Executive Committee
                      (1996)

A. Harold
  Schwartz        72  Director (1980)         President, New
                                              Jersey Tanning Co.
                                              Inc. (tanning
                                              bovine leathers)

Hubert Williams   57  Director (1988)         President, Police
                                              Foundation
                                              (private not-for-profit
                                              organization)

_______________

/1/ Unless otherwise indicated, each of the persons listed has been employed in the indicated principal occupation during the last five years.

/2/ Prior to joining Bancorporation and the Bank, Mr. Dorman was an executive vice president of Chemical Bank New Jersey where he managed the Statewide Commercial Lending division. For the two years prior to the merger in 1989 of Horizon Bank Corp. and Chemical Bank, Mr. Dorman served as President and Chief Executive Officer of Chemical New Jersey Corporation, Chemical Banking Corporation's loan production office in New Jersey.

/3/ Mrs. Donald M. Karp is the niece of Stanley J. Lesnik and the daughter of Harriet M. Alpert, a principal shareholder of Bancorporation.

/4/ Mr. Lenihan presently is a consultant to planning and economic and development groups.

/5/ Ms. McFarland has served as executive officer and secretary of Victoria Foundation, Inc. since 1989, and as its program officer and assistant secretary from 1971 to 1989.

     There is no arrangement or understanding between any director and any other person pursuant to which such director was selected as a director.

COMPENSATION OF DIRECTORS

     No compensation is paid to members of the Board of Directors of Bancorporation for service to the Company as such. All directors of Bancorporation also are directors of the Bank, however, and in that capacity receive compensation from the Bank as described below.

     During 1996, Messrs. Iannuzzi, Lazarus, Lenihan, Schwartz and Williams and Ms. McFarland received $550 for each meeting of the Bank's Board of Directors that they attended or for any meeting of a committee of that Board that they attended, if such meeting was not held on the same day as a regularly scheduled Board of Directors meeting. For 1997, this fee per meeting is being increased to $600. During 1996, all Bank directors (excluding Messrs. Karp, Dorman and Lesnik) also were paid $300 per month. For 1997, this monthly payment to all Bank directors (excluding Messrs. Karp, Dorman and Lesnik) is being increased to $400.

     During 1996, the rotating member of the Executive Committee of the Bank's Board of Directors received a fee of $550 per meeting attended. For 1997, this fee per meeting is being increased to $600.

     Certain Bank directors are paid annual compensation in lieu of the fee per meeting and monthly fee described above. Pursuant to this arrangement, Messrs. Cruz and Fischman each received $19,000 and Mr. Owen received $23,500 during 1996. For 1997, Messrs. Cruz and Fischman each will receive $20,000 and Mr. Owen will receive $24,500.

MEETINGS OF THE BOARD AND COMMITTEES

     During 1996, the Boards of Directors of Bancorporation and the Bank held seven meetings and twelve meetings, respectively. All directors attended at least 75% of the meetings of such Boards of Directors and the committees of such Boards of Directors on which they served that were held during 1996, with the exception of Mr. Lazarus, who attended 71% of such meetings of Bancorporation and 62% of such meetings of the Bank; Mr. Lesnik, who attended 57% of such meetings of the Bank, including 92% of the meetings of the Bank's Board of Directors but only 40% of the meetings of the Bank's Executive Committee; and Mr. Owen, who attended 81% of such meetings of the Bank, including 94% of the meetings of the Bank's Board of Directors and Audit Committee, but only 72% of the meetings of the Bank's Executive Committee. It should be noted that the Company's directors discharge their responsibilities throughout the year, not only at such Board of Directors and committee meetings, but through personal meetings and other communications with members of management and others regarding matters of interest and concern to the Company.

     The only standing committee of Bancorporation's Board of Directors is the Audit Committee. There currently are no compensation, executive or nominating committees of Bancorporation's Board of Directors, or committees performing similar functions of the Board. The committees of the Bank's Board of Directors consist of the Executive Committee, Compensation Committee and Audit Committee as described below.

     Bancorporation and the Bank each has an Audit Committee which assists the Board of Directors in fulfilling its responsibilities with respect to accounting and financial reporting practices and the scope and expense of audit and related services provided by external auditors, among others. The Audit Committee is responsible for apprising the Board of management's compliance with Board mandated policies, internal procedures and applicable laws and regulations. This committee works with the internal and external auditors and examiners and supervises the internal audit function directly, reviews and approves the hiring of audit personnel, reviews and provides input regarding audit department compensation and evaluates the performance of the internal audit department and the external auditors. The members of both Bancorporation's and the Bank's Audit Committee currently are Mr. Fischman, the Chairman of both Audit Committees, Mr. Cruz, Mr. Iannuzzi and Mr. Owen. Bancorporation's and the Bank's Audit Committees each met four times during 1996.

     The Bank's Executive Committee is authorized, subject to certain limitations imposed by law and in the bylaws of the Bank, to exercise all of the powers of the Board of Directors between meetings of the Board. The committee currently is comprised of seven members; six permanent members and one rotating member of the Bank's Board of Directors. The members of the Executive
Committee currently are Mr. Owen, Mr. Cruz, Mr. Dorman, Mr.
Fischman, Mr. Karp and Mr. Lesnik, plus a rotating member. Mr. Owen served as the Chairman of the Executive Committee during 1996. The Executive Committee met twenty-five times during 1996.

     The Bank's Compensation Committee is responsible for recommending changes in compensation for the Bank's Chairman of the Board and Chief Executive Officer and the President and Chief Operating Officer to the entire Board for their approval. The members of the Compensation Committee currently are Mr. Schwartz, the Chairman, Mr. Cruz, and Mr. Lazarus. The Compensation Committee met one time during 1996.

           EXECUTIVE COMPENSATION AND OTHER INFORMATION

COMPENSATION COMMITTEE AND BOARD OF DIRECTORS REPORT ON EXECUTIVE
COMPENSATION

     This report has been prepared by the Compensation Committee of the Bank's Board of Directors (the "Committee") and by the Board of Directors of the Bank, which together have general responsibility for the establishment, direction and administration of all aspects of the compensation policies and programs for Bancorporation's and the Bank's executive officers. Under an agreement between Bancorporation and the Bank, all employees of Bancorporation and of the Bank, including persons who are employees of both Bancorporation and the Bank, are compensated as such by the Bank. Bancorporation's executive compensation program is therefore synonymous with that of the Bank. The Bank's executive compensation program, insofar as it pertains to the Chairman of the Board and Chief Executive Officer (the "Chief Executive Officer") and the President and Chief Operating Officer (the "President"), is administered by the Committee. During 1996, the Committee was composed of four independent outside directors, none of whom is an officer or employee of Bancorporation or the Bank. All decisions by the Committee relating to the compensation of the Chief Executive Officer and President are reviewed by, and subject to the approval of, the full Board of Directors of the Bank. The Bank's executive compensation program, insofar as it pertains to executive officers other than the Chief Executive Officer and the President, is administered by the Chief Executive Officer and the President. All decisions by the Chief Executive Officer and the President relating to the compensation of the Bank's executive officers are reviewed by, and subject to the approval of, the full Board of Directors of the Bank. Mr. Karp, the Chief Executive Officer, and certain other executive officers of the Bancorporation and the Bank, may attend meetings of the Committee and of the Bank's Board of Directors, but are not present during discussions or deliberations regarding their own compensation.

     COMPENSATION POLICY. The Bank's executive compensation policy is premised upon three basic goals: (1) to attract and retain qualified individuals who provide the skills and leadership necessary to enable the Bank to achieve its earnings growth, capital compliance and return on investment objectives, while maintaining its commitment to Equal Employment Opportunity and Affirmative Action guidelines and practices; (2) to create incentives to achieve Bank and individual performance objectives through the use of performance-based compensation programs; and
(3) to create a mutuality of interest between executive officers and shareholders through compensation structures that create a direct link between executive compensation and shareholder return.

     In determining the structure and levels of each of the components of executive compensation needed to achieve these goals, all elements of the compensation package are considered in total, rather than any one component in isolation. As more fully described below, the determination of such levels of executive compensation is a subjective process in which many factors are considered, including the Bank's performance (as measured by earnings growth, efficiency ratio and return on investment, among other factors) and the individual executive's specific responsibilities, historical and anticipated personal contribution to the Bank's business, and length of service with the Bank.

     COMPENSATION COMPONENTS. The Committee, as well as the Chief Executive Officer and the President, reviews the Bank's compensation program annually to ensure that compensation levels and incentive opportunities are competitive and reflect the performance of the Bank and the individual executive officer.
Recommendations are then submitted to the Bank's Board of Directors for approval. The particular elements of the compensation program for executive officers are base salary, incentive compensation and periodic stock option grants. The
Committee believes that these compensation components together advance both the short- and long-term interests of shareholders.
In this regard, the Committee believes that the long-term interests of shareholders are advanced by designing a significant portion of executive compensation to be at risk: the incentive compensation (which permits individual performance to be recognized on an annual and long term basis based, in part, on an evaluation of the executive's contribution to the Bank's performance) and the grant of stock options (which directly ties a portion of the executive's long-term remuneration to stock price appreciation realized by shareholders). Each of the components of the compensation program is addressed separately below.

     Base Salary. The base salary for each executive officer is reviewed from the previous year. In determining whether to adjust base salary levels, management's recommendations and subjective assessments of each executive's growth and effectiveness in the performance of his or her duties are taken into account. In addition, the performance of the Bank is considered. The increases in the base salaries of the Bank's executives for 1996 were based primarily upon a subjective analysis of the Bank's performance during the period since the last salary increase and the individual executive's role in generating that performance. In this regard, the analysis of the Bank's performance included a review of the Bank's earnings, efficiency ratio and return on investment for the prior year. An analysis of the role played by each individual executive in generating the Bank's performance included a consideration of the executive's specific responsibilities, contributions to the Bank's business, and length of service. The determination in December 1996 to increase Mr. Karp's base salary from $209,000 to $218,500 was based on the same type of subjective analysis and took into account the amount of time he spends on activities directly and indirectly benefitting Bancorporation and the Bank. In addition, the Committee considered the improvement in the Company's earnings performance. The factors impacting base salary levels are not independently assigned specific weights. Rather, all of these factors are reviewed, and specific base pay recommendations are made which reflect an analysis of the aggregate impact of these factors. The Committee and the Chief Executive Officer and the President believe that base pay levels for the executive officers are maintained within a range that is considered to be appropriate and necessary.

     Incentive Compensation. The Bank's officers are eligible to receive incentive bonus awards. Each of the participants in the incentive bonus program are assigned to one of three bonus tiers, which assignments are made primarily according to job category. Tier one consists of the Chief Executive Officer and the President. Tier two consists of six senior officers of the Bank, and tier three consists of the remaining officers of the Bank.

     In 1996, the Compensation Committee of the Board of Directors engaged a consulting firm to assist the Committee in the review and modification of the Bank's incentive compensation program. After careful analysis of the Bank's needs and an examination of the competitive practices among peer banks, the Compensation Committee recommended, and the full Board of Directors approved, the adoption of the Management Incentive Plan and the Long-Term Capital Accumulation Plan for participants in tiers one and two of the incentive bonus program. These plans provide for a systematic approach to providing incentives to executive and senior officers based on performance tied to the success and growth of the Bank.

     Annual Incentive Program. Officers in tiers one and two of the Bank's incentive bonus program are eligible to participate in the Broad National Bank Management Incentive Plan ("MIP"). Participants in this plan may earn annual awards only upon the achievement of performance objectives which are established at the beginning of the year. Threshold, target and maximum levels of awards are established, and no awards are paid if the threshold is not met. The performance objectives are weighted based upon their relative importance to each individual. The performance objectives for tier one participants are corporate performance objectives and personal targeted objectives for performance. The performance objectives for tier two participants include functional or operating unit objectives, in addition to the corporate performance and personal targeted objectives for performance, as well as a small discretionary factor based upon the President's subjective judgment of the officer's performance. For 1996, the corporate performance objectives were net income, return on average assets and the efficiency ratio. Each participant's target bonus is expressed as a percentage of his or her base salary, dependent on responsibility and function. The target award is 45% of base salary in the case of the Chief Executive Officer, and in the case of the President and senior officers ranges from 25% to 37.5% of base pay. Earned awards may range from 0% to 150% of the target award. For 1996, the Committee granted an incentive bonus award of $96,400, or 46% of base pay, to Mr. Karp, the Chief Executive Officer. In making this determination, the Committee considered Mr. Karp's role in enabling the Bank to achieve its corporate performance objectives, as well as Mr. Karp's personal targeted objectives for performance.

     Incentive bonus awards to tier three participants are allocated based upon recommendation by the Chief Executive
Officer and the President. In allocating bonus awards among the participants in tier three of the program, the Chief Executive Officer and the President exercise their discretion and judgment after considering the individual participant's performance, responsibilities and contributions to the Bank, and subjectively analyzing the basis of their aggregate impact on the success of the Bank for the preceding year.

     Long-Term Incentive Program. Officers in tiers one and two of the Bank's incentive bonus program are eligible to participate in the Bank's Long-Term Capital Accumulation Plan ("LCAP"). This plan is designed to provide a balance between short-term and long-range performance objectives and to serve as a strong financial incentive for executive and senior management to achieve long-term corporate objectives that relate to the Bank's profitability and growth results and to increased shareholder value. Awards are specified at the beginning of each three year performance period and earned at the end of the period. Performance is measured against pre-determined financial indicators targeting increased shareholder value over a three-year performance cycle. The financial indicators for the initial three-year cycle are return on average shareholders' equity and the Bank's efficiency ratio. Three year awards are equal to a percentage of a participant's base salary at the beginning of the performance period. The award for tier one participants, which includes the Chief Executive Officer, is 100% of their base salary at the beginning of the performance period. Tier two participants may earn awards equal to 70% of their base salary at the beginning of the performance period. If earned at the conclusion of the performance cycle, awards will be paid in a combination of Bancorporation Common Stock and cash, with the stock price being equal to the average fair market value of the stock at the beginning of the performance period.

     The initial performance period commenced January 1, 1996 and will conclude December 31, 1998. No awards were paid out under the LCAP during 1996.

     Stock Options. The Committee believes that in order to enhance long-term shareholder value it must provide incentives that provide motivation beyond short-term results. The objective of stock option grants is to advance the longer term interests of the Company and its shareholders and complement incentives tied to annual performance by rewarding executives upon the creation of incremental shareholder value. Stock options only produce value to executives if the price of Bancorporation's Common Stock appreciates, thereby directly linking the interests of executives with those of shareholders. Therefore, in order to provide long-term incentives to executive officers and other employees related to long-term growth in the value of the Bancorporation's Common Stock, stock options are granted to such persons under Bancorporation's stock option plans. The selection of the persons eligible to receive stock options and the designation of the number of stock options to be granted to such persons are made by the Committee in its discretion, insofar as they relate to the Chief Executive Officer and the President, and by the full Board insofar as they relate to other executive officers, and are made after taking into account management's assessment of each person's relative level of authority and responsibility with the Bank, years of service and base salary, among other factors. As disclosed elsewhere in this proxy statement, for 1996 Mr. Karp was granted options exercisable with respect to 500 shares of Common Stock at an exercise price of $10.88 per share, and 15,000 shares of Common Stock at an exercise price of $12.13 per share. The award of the 500 stock options was made pursuant to the formula contained in the 1993 Broad National Directors Non-Statutory Stock Option Plan. The award of the 15,000 stock options was made based on a subjective assessment of Mr. Karp's specific responsibilities, effectiveness in the performance of his duties, historical and anticipated personal contribution to the Bank's business, and length of service with the Bank, which assessment is comparable to that described above under "Base Salary".

Compensation Committee        Board of Directors:
of the Board of Directors:

Licinio Cruz    Donald M. Karp                Catherine McFarland
A. Harold
  Schwartz      John A. Dorman    James J. Lazarus    Louis J. Owen
Licinio Cruz    Arthur Fischman   Edward J. Lenihan   A. Harold Schwartz
James J.
  Lazarus       John Iannuzzi     Stanley J. Lesnik    Hubert Williams

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 1996, the members of the Bank's Compensation
Committee were Mr. Schwartz, the Chairman, Mr. Cruz and
Mr. Lazarus. As discussed above under "Compensation Committee and Board of Directors Report on Executive Compensation",
Mr. Karp, the Chief Executive Officer, and Mr. Dorman, the
President, administer the executive compensation program insofar as it pertains to executive officers other than the Chief
Executive Officer and the President. All decisions relating to the compensation of executive officers are reviewed by, and subject to the approval of, the full Board of Directors of the Bank. Among the members of the Bank's Board of Directors, Messrs. Karp and Dorman are officers and employees of the Company and the Bank, and Mr. Lesnik formerly served as Chairman of the Board of the Company.

     None of the members of the Bank's Compensation Committee were an officer or employee of the Company or any of its subsidiaries during 1996, and none were formerly an officer of the Company or any of its subsidiaries. Messrs. Cruz, Lazarus and Schwartz, and certain corporations and firms in which such persons have interests, have obtained loans from the Bank. Each of such loans are believed to have been made to such persons, corporations or firms in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features.

EXECUTIVE COMPENSATION

     The following table sets forth for the years ended December 31, 1996, 1995 and 1994, respectively, the compensation of the Company's chief executive officer and of each of the Company's four other most highly compensated executive officers for 1996 for services to the Company and its subsidiaries in all capacities:



                                SUMMARY COMPENSATION TABLE

                                                             Long Term Compensation
                                    Annual Compensation       Awards          Payouts

                                                   Other                Securities
                                                   Annual    Restricted Underlying            All Other
Name and                                           Compen-   Stock      Options/   LTIP       Compen-
Principal Position      Year   Salary    Bonus /1/ sation/2/ Award(s)   SARs       Payouts    sation /3/

Donald M. Karp          1996   $209,000  $96,400   $37,687   $--        15,500     $--         $14,805
Chairman of the Board,  1995    200,000   72,900   67,202     --        15,500      --          14,790
Chief Executive Officer 1994    186,000   70,000       0      --        15,000      --          14,505
and Director of
Bancorporation and
the Bank

John A. Dorman          1996   $162,500  $62,400   $14,251   $--        10,500     $--         $15,885
President, Chief        1995    157,500   50,000    19,840    --        10,500      --          15,870
Operation Officer       1994    150,000   50,000         0    --        10,500      --          15,585
and Director of
Bancorporation and
the Bank

Fred Perry, Jr. /4/     1996   $97,000   $37,800   $     0   $--        5,000      $--         $10,731
Senior Vice President   1995    94,500    20,000         0    --        5,000       --          10,683
of the Bank             1994    90,000    20,000         0    --        5,000       --          10,270

Peter Kenny /4/         1996   $95,000   $34,200   $     0   $--        5,000      $--         $ 7,167
Senior Vice President   1995    92,000    20,000         0    --        5,000       --           7,112
of the Bank             1994    88,000    20,000         0    --        5,000       --           6,685

Fred S. Campo           1996   $89,000   $31,100   $     0   $--        5,000      $--         $ 5,764
Secretary of            1995    86,200    20,000         0    --        5,000       --           5,713
Bancorporation and      1994    82,000    20,000         0    --        4,000       --           5,296
the Bank, Senior
Vice President of
the Bank

_____________________

/1/  Reflects bonus earned for 1996, 1995 and 1994, respectively.

/2/ Excludes perquisites and other benefits, unless the aggregate amount of such compensation is the lesser of either $50,000 or 10% of the total of annual salary and bonus reported for the named executive officer. Amounts reflected for Messrs. Karp and Dorman for 1996 and 1995 represent supplemental contributions of employee pension retirement benefits contributed through the Bank's Non-Qualified Deferred Compensation Plan.

/3/ All Other Compensation includes matching contributions made by the Company for the accounts of Messrs. Karp, Dorman, Perry, Jr., Kenny and Campo, respectively, under the Company's 401(k) Plan, and the premiums on life insurance policies for such persons. Matching contributions made by the Company under the Company's 401(k) Plan for 1996, 1995 and 1994 were $2,190, $2,175 and $1,890, respectively, for Mr. Karp; $2,190,
     $2,175 and $1,890, respectively, for Mr. Dorman; $1,708, $1,660 and $1,247, respectively, for Mr. Perry, Jr.; $1,679, $1,624 and $1,197, respectively, for Mr. Kenny; and $1,591, $1,540 and $1,124, respectively, for Mr. Campo. The premiums on life insurance policies paid by the Company for 1996, 1995 and 1994 were $12,615, $12,615 and $12,615, respectively, for Mr. Karp; $13,695, $13,695 and $13,695, respectively, for Mr. Dorman; $9,023, $9,023 and $9,023, respectively, for Mr. Perry Jr.; $5,488, $5,488 and $5,488, respectively, for
     Mr. Kenny; and $4,173, $4,173 and $4,173, respectively, for Mr. Campo.

/4/ Messrs. Perry, Jr. and Kenny are not officers of Bancorporation, but are included among the five most highly paid executive officers because each is a key policy making member of management of the Bank.


OPTION/SAR GRANTS

     The following table sets forth information with respect to each officer named in the Summary Compensation Table under "Executive Compensation" concerning grants of stock options and stock appreciation rights ("SARs") during 1996.

            OPTION/SAR GRANTS IN LAST FISCAL YEAR /1/

             Number of    % of Total
             Securities   Options/SARs
             Underlying   Granted to                                  Grant
             Options/     Employees              Exercise or          Date
             SARs         in Fiscal Base Price   Expiration          Present
Name         Granted(#)     Year    ($/Share)     Date /2/          Value ($)

Donald M.
  Karp /3/      15,000        21.1%   $13.34  December 19, 2001     $66,450/4/
                   500         0.7%   $10.88  April 18, 2006        $ 2,530/5/

John A.
  Dorman /3/    10,000        14.1%   $12.13  December 19, 2006     $55,700/4/
                   500         0.7%   $10.88  April 18, 2006        $ 2,530/5/

Fred
  Perry, Jr. /3/ 5,000         7.0%   $12.13  December 19, 2006     $27,850/4/

Peter
  Kenny /3/      5,000         7.0%   $12.13  December 19, 2006     $27,850/4/

Fred S.
  Campo /3/      5,000         7.0%   $12.13  December 19, 2006     $27,850/4/

___________________

/1/ No stock appreciation rights were granted by the Company during 1996. The grants of stock options in the table were made on April 18, 1996 and December 19, 1996.

/2/ The stock options are subject to early termination if the person to whom they are granted dies, ceases to be employed by the Company or any of its subsidiaries, or is unable to perform his duties for six months as the result of such person's physical or mental incapacity.

/3/ The time at which the option may be exercised is prescribed at the time such option is granted, and may be accelerated if the Company is not the surviving corporation of any merger, consolidation, reorganization or acquisition by another corporation or if a "change of control" occurs with respect to the Company.

/4/ The dollar value of the stock options has been determined as of December 19, 1996 using the Black-Scholes option pricing model, based on the assumptions that (a) the options were granted on that date, (b) the closing price for the shares of Common Stock underlying the options on the grant date was $12.13 per share, (c) the period during which the options are exercisable is ten years from the grant date (five years in the case of options for 15,000 shares granted to Mr. Karp), (d) the option exercise price is $12.13 ($13.34 in the case of options for 15,000 shares granted to Mr. Karp), (e) the dividend yield for 1996 is 2.4%, (f) the expected lives of the options is eight years

     (five years in the case of options for 15,000 shares granted to Mr. Karp),
     (g) the "risk free" interest rate on U.S. Treasury Strips is a 6.36% yield in eight years from the grant date (December 2004) (6.10% yield in five years from the grant date (December 2001)), and (h) the price volatility for the shares of Common Stock underlying the options is 45.00% (based on the fluctuation in weekly closing stock prices from December 30 1991 to December 13, 1996).

/5/ The dollar value of the stock options has been determined as of April 18, 1996 using the Black-Scholes option pricing model, based on the assumptions that (a) the options were granted on that date, (b) the closing price for the shares of Common Stock underlying the options on the grant date was $10.88 per share, (c) the period during which the options are exercisable is ten years from the grant date, (d) the option exercise price is $10.88, (e) the dividend yield for 1996 is 2.4%, (f) the expected lives of the options is eight years, (g) the "risk free" interest rate on U.S. Treasury Strips is a 6.72% yield in eight years from the grant date (April 18, 2004), and (h) the price volatility for the shares of Common Stock underlying the options is 45.0% (based on the fluctuation in weekly closing stock prices from December 30, 1991 to April 12, 1996).

OPTION/SAR EXERCISES AND HOLDINGS

     The following table sets forth information with respect to each officer named in the Summary Compensation Table under "Executive Compensation" concerning the exercise of options and stock appreciation rights ("SARs") during 1996 and unexercised options and SARs held as of December 31, 1996.


AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND DECEMBER 31, 1996 OPTION/SAR
VALUES(1)



                                                      Number of
                                                      Securities                    Value of
                                                      Underlying                   Unexercised
                      Shares                          Unexercised                  In-the-Money
                    Acquired                        Options/SARs at               Options/SARs at
                       on          Value        December 31, 1996(#)(3)      December 31, 1996($)(4)
Name             Exercise(#)   Realized($)(2)  Exercisable  Unexercisable  Exercisable  Unexercisable

Donald M. Karp         --          --            40,739     53,720          $218,247      $149,742

John A. Dorman         --          --            15,371     35,631            88,754       115,674

Fred Perry, Jr.     3,248       $16,613           8,382     16,572            40,394        51,935

Peter Kenny            --          --             4,972     15,648            28,681        46,474

Fred S. Campo       3,248       $15,785           5,863     14,526            25,647        40,054


___________________

(1) No stock appreciation rights were granted by the Company during 1996.

(2) Value is calculated by determining the difference between the option exercise price and the last reported sale price of the Company's Common Stock on the date of exercise.

(3) The shares of the Company's Common Stock underlying unexercised options at December 31, 1996 includes shares issuable upon the exercise of options granted on January 21, 1988, December 16, 1993, September 19, 1994, December 15, 1994, April 20, 1995, December 21, 1995, April 18, 1996 and
     December 19, 1996.

(4) As of December 31, 1996, the last reported sale price of the Company's Common Stock, which was reported on the NASDAQ National Market System on December 31, 1996, was $11.75 per share. Value is calculated by determining the difference between the option exercise price and $11.75, multiplied by the number of shares of Common Stock underlying the options.

EMPLOYMENT AGREEMENTS

     Donald M. Karp. On December 31, 1996, Bancorporation entered into an employment agreement with Donald M. Karp. The agreement has an initial five-year term which expires on December 31, 2001, subject to automatic extensions of one additional calendar month upon the expiration of each calendar month, so that at all times the agreement shall have a term of sixty months, until such time as the Board of Directors notifies Mr. Karp that the term of employment shall expire not later than five years from the date of such notice. The agreement provides for an annualized base salary of $218,500, which base salary was increased from the previous $209,000 level, effective January 1, 1997, by action of the Board of Directors as contemplated by the agreement. During the period of this Agreement, Mr. Karp's base salary may not be decreased below $218,500 without the written consent of Mr. Karp. In addition to base salary, the agreement also provides Mr. Karp with the use of a motor vehicle and such bonuses or other incentive compensation plans, fringe benefits and insurance benefits as are established for executive officers of the Bank.

     Mr. Karp's employment with Bancorporation is subject to early termination in the event of Mr. Karp's death or physical or mental disability. If Mr. Karp's employment is terminated because of his physical or mental disability, he will be entitled to receive one year's base salary, less amounts paid to him under any other disability program or policy maintained by Bancorporation, payable in twelve monthly installments. In addition, Bancorporation will maintain life and health insurance benefits for Mr. Karp at least equivalent to those he had at the date of termination. If Mr. Karp's employment is terminated because of his death, Mr. Karp's beneficiaries, or his estate, will receive a payment equal to one year's base salary.

     Bancorporation may terminate Mr. Karp's employment at any time with or without cause, with "cause" being defined as improper action by Mr. Karp which results in his removal from office by direction of a regulatory agency for Bancorporation or the Bank, willful misconduct by Mr. Karp which causes material injury to Bancorporation, or conviction of a crime, habitual drunkenness, drug abuse, or excessive absenteeism. If Mr. Karp's employment is terminated by Bancorporation for reasons other than for cause, Mr. Karp will be entitled to receive a severance payment equal to the aggregate amount of future base salary and bonus payments he would have received (calculated at the highest rates payable at any time under this agreement or within the then immediately preceding two year period) had he continued in the employ of Bancorporation for the remainder of the then existing term of the agreement. In addition, Bancorporation will maintain life and health insurance benefits for Mr. Karp at least equivalent to those he had at the date of termination, and Mr. Karp's retirement benefits will be supplemented to provide him with a total benefit approximating the benefits he would have received under all qualified retirement plans in which he participates if he had continued in the employ of Bancorporation for the remaining term of this agreement (or until his retirement) and been fully vested. Mr. Karp would also be given the use (or corresponding value) of a motor vehicle for 24 months following the date of termination. Mr. Karp will have no right to receive further compensation or other benefits if his employment is terminated for cause.

     Mr. Karp may terminate his employment with Bancorporation and remain entitled to receive specified benefits (i) in the event of default or breach by Bancorporation, or (ii) for good reason (as defined). If Mr. Karp terminates the agreement for any of the above reasons, he will be entitled to receive a severance payment equal to the aggregate amount of future base salary and bonus payments he would have received (calculated at the highest rates payable at any time under this agreement or within the then immediately preceding two year period) had he continued in the employ of Bancorporation for the then existing term of the agreement. In addition, Bancorporation will maintain life and health insurance benefits for Mr. Karp at least equivalent to those he had at the date of termination, and Mr. Karp's retirement benefits will be supplemented to provide him with a total benefit approximating the benefits he would have received under all qualified retirement plans in which he participates if he had continued in the employ of Bancorporation for the remaining term of this agreement (or until his retirement) and been fully vested. Mr. Karp would also be given the use (or corresponding value) of a motor vehicle for 24 months following the date of termination. Mr. Karp will have no right to receive further compensation or other benefits if Mr. Karp voluntarily resigns his employment for reasons other than those outlined above.

     John A. Dorman. On December 31, 1996, Bancorporation entered into an employment agreement with John A. Dorman. The agreement has an initial 12-month term which expires on December 31, 1997. If there is a "change in control" (as defined below) and Mr. Dorman does not choose to terminate the agreement, the term automatically will be extended for an additional 24 months. The agreement provides for an annualized base salary of $169,500, which base salary was increased from the previous $162,500 level, effective January 1, 1997, by action of the Board of Directors as contemplated by the agreement. In addition to base salary, the agreement also provides Mr. Dorman with the use of a motor vehicle and such bonuses, fringe benefits and insurance benefits as are established for executive officers of the Bank.

     Mr. Dorman's employment with Bancorporation is subject to early termination in the event of Mr. Dorman's death or physical or mental disability. If Mr. Dorman's employment is terminated because of his physical or mental disability, he will be entitled to receive one year's base salary, less amounts paid to him under any other disability program or policy maintained by Bancorporation, payable in twelve monthly installments. In addition, Bancorporation will maintain life and health insurance benefits for Mr. Dorman at least equivalent to those he had at the date of termination. If Mr. Dorman's employment is terminated because of his death, Mr. Dorman's beneficiaries, or his estate, will receive a payment equal to three month's base salary.

     Bancorporation may terminate Mr. Dorman's employment at any time with or without cause, with "cause" being defined as the failure by Mr. Dorman to perform his duties under the agreement, willful misconduct by Mr. Dorman which causes material injury to Bancorporation, or conviction of a crime, habitual drunkenness, drug abuse, or excessive absenteeism. If Mr. Dorman's employment is terminated by Bancorporation for reasons other than for cause, Mr. Dorman will be entitled to receive a severance payment equal to the aggregate amount of future base salary he would have received (calculated at the highest rate of base salary and bonus paid within the then immediately preceding two year period) had he continued in the employ of Bancorporation for the remainder of the then existing term of the agreement plus 24 months. In addition, Bancorporation will maintain life and health insurance benefits for Mr. Dorman at least equivalent to those he had at the date of termination, and Mr. Dorman's retirement benefits will be supplemented to provide him with a total benefit approximating the benefits he would have received under all qualified retirement plans in which he participates if he had continued in the employ of Bancorporation for the remaining term of this agreement (or until his retirement) and been fully vested. Mr. Dorman would also be given the use (or corresponding value) of a motor vehicle for 24 months following the date of termination. Mr. Dorman will have no right to receive further compensation or other benefits if his employment is terminated for cause.

     Mr. Dorman may terminate his employment with Bancorporation and remain entitled to receive specified benefits (i) in the event of default or breach by Bancorporation, (ii) for good reason (as defined), or (iii) after a "change in control". A "change in control" generally is defined to take place when (a) a person or group (other than Bancorporation or Mr. Karp) acquires more than 20% of the combined voting power (whether through stock ownership, proxies or otherwise) of Bancorporation's voting securities or the ability to control the election of a majority of the Board of Directors, (b) the Karp/Lesnik family sells or disposes to nonfamily members 50% or more of Bancorporation voting securities owned by such family as of the date Mr. Dorman first became employed by Bancorporation, (c) a merger involving Bancorporation or the Bank occurs following which a majority of the voting securities of the surviving corporation is held by persons who were not previously shareholders of Bancorporation, or (d) a sale or transfer of all or substantially all of the assets of Bancorporation or the Bank occurs. If Mr. Dorman terminates the agreement for any of the above reasons, he will be entitled to receive a severance payment equal to the aggregate amount of future base salary and bonus payments he would have received (calculated at the highest rates payable within the then immediately preceding two year period) had he continued in the employ of Bancorporation for the remainder of the then existing term of the agreement plus 24 months. In addition, Bancorporation will maintain life and health insurance benefits for Mr. Dorman at least equivalent to those he had at the date of termination, and Mr. Dorman's retirement benefits will be supplemented to provide him with a total benefit approximating the benefits he would have received under all qualified retirement plans in which he participates if he had continued in the employ of Bancorporation for at least 60 months in the absence of early retirement (or until his retirement) and been fully vested. Mr. Dorman would also be given the use (or corresponding value) of a motor vehicle for 24 months following the date of termination. Mr. Dorman will have no right to receive further compensation or other benefits if Mr. Dorman voluntarily resigns his employment for reasons other than those outlined above.

     Stanley J. Lesnik. On November 16, 1995, Bancorporation entered into a consultant agreement with Stanley J. Lesnik. The agreement has an initial three-year term which expires on December 31, 1998. The agreement is extended automatically for one additional year on each December 31 during the term of the agreement. If there is a "change in control", the term automatically will be extended to a date ending three years from the effective date of such change of control. A "change in control" generally is defined to take place when a merger involving Bancorporation or sale of substantially all of Bancorporation occurs following which a majority of the voting securities of the surviving or acquiring corporation is held by persons other than those who held a majority of the voting securities of Bancorporation. The agreement provided that Mr. Lesnik was to be compensated for his services as a special consultant at the rate of $86,000 a year and that if elected, Mr. Lesnik would serve as a member of the Board of Directors and of the Executive Committee at no additional compensation. On August 16, 1996, at the request of the Compensation Committee, Mr. Lesnik's agreement was amended. This amendment adjusted Mr. Lesnik's 1996 compensation to $100,000 from $86,000 and set Mr. Lesnik's 1997 compensation at $105,000, effective January 1, 1997. In addition to compensation as a consultant, the agreement also provides Mr. Lesnik with the use of a motor vehicle and such medical and dental insurance benefits as are established for other personnel of Bancorporation and the Bank.

     Mr. Lesnik's agreement with Bancorporation is subject to early termination in the event of Mr. Lesnik's death or physical or mental disability. If the agreement is terminated because of his physical or mental disability, or if Mr. Lesnik shall retire from his position as a consultant, he will be entitled to receive 50% of the compensation that would otherwise be payable to him for the remainder of the term of the agreement, less amounts paid to him under any other disability program or policy maintained by Bancorporation. In addition, Bancorporation will maintain medical insurance benefits for Mr. Lesnik and his wife at least equivalent to those in effect at the date of termination. If Mr. Lesnik retires or becomes disabled following a change in control, in lieu of the 50% of compensation that would otherwise be payable during the remaining term of the agreement, Mr. Lesnik will be entitled to receive 85% of such compensation. If Mr. Lesnik's employment is terminated because of his death, Mr. Lesnik's widow, or his legal representative, will receive the compensation that would otherwise be payable to Mr. Lesnik for a period of 90 days after his death.

     If Mr. Lesnik should fail on a continuing basis to perform consulting services in accordance with the agreement, the Board of Directors may place Mr. Lesnik in retirement and thereafter he shall receive only the compensation that would be payable under the agreement upon his retirement. If Mr. Lesnik engages in competition against the Bank, then Bancorporation will not be required to make any further payments under the agreement.

COMPENSATION PURSUANT TO PLANS

     RETIREMENT PLAN. All regular full-time employees and part-time employees of Bancorporation and the Bank who have attained the age of 20 years and six months and who have worked at least 1,000 hours during a 12-month period are eligible for membership in the Bank's pension plan on the January 1st following the completion of six months' service. The pension plan provides for a specified annual pension payable upon retirement.

     The basis of calculation of benefits under the Plan is the average of the total compensation paid or accrued during the highest ten consecutive calendar years of service prior to the Normal Retirement Date (as defined below). The amount of annual pension pursuant to the plan will be 65% of compensation up to the Covered Compensation (as defined in the plan) plus 87.5% of the excess, prorated for less than 35 years of credited service.

     Normal Retirement Date is the date of the participant's 65th birthday. Early retirement may be taken after the participant reaches 50 years of age provided the participant has five years of vested service.

     The following table illustrates estimated annual benefits payable to a participant upon reaching normal retirement age in 1997 for specified final average compensation and years of benefit service classifications. These plan benefits are in addition to Social Security benefits.

                    Estimated Annual Benefit for Representative
Final Average            Years of Benefit Service
Compensation   15        20        25        30           35

$ 25,000  $ 6,964   $ 9,286   $11,607    $ 13,929    $ 16,250
  50,000   15,924    21,232    26,540      31,849      37,157
  75,000   25,299    33,732    42,165      50,599      59,032
 100,000   34,674    46,232    57,790      69,349      80,907
 125,000   44,049    58,732    73,415      88,099     102,782
 150,000   53,424    71,232    89,040     106,849     124,657
 160,000   57,174    76,232    95,290     114,349     125,000

     Regulations of the Internal Revenue Service provide that the maximum benefit permitted to be paid under a defined benefit plan in 1997 is $125,000 to participants with ten or more years of participation. The minimum annual pension for a participant shall be the accrued retirement pension under the retirement plan as of December 31, 1988. Benefits under the pension plan are payable in a variety of ways, and in each case benefits are computed by the actuarial method.

     As of January 1, 1997, the estimated credited years of service under the retirement plan for each of the individuals named in the summary compensation table is as follows: Mr. Karp, 14 years; Mr. Dorman, 4 years; Mr. Perry, 22 years; Mr. Kenny, 5 years; and Mr. Campo, 17 years.

     INCENTIVE COMPENSATION PLANS. The Bank provides short-term and longer-term incentive bonus programs for its officers. Each of the participants in the incentive bonus programs are assigned to one of three bonus tiers, which assignments are made primarily according to job category. Tier one consists of the Chief Executive Officer and the President, tier two consists of six senior officers of the Bank, and tier three consists of the remaining officers of the Bank. For 1996, $469,340 was paid under the Bank's incentive bonus programs. The following information is provided regarding the Bank's incentive bonus programs:

     Management Incentive Plan. During 1996 the Bank implemented a Management Incentive Plan (the "Incentive Plan") providing annual awards to participants for the achievement of corporate, functional area or departmental and individual performance objectives. Participation in the Incentive Plan is limited to officers in tiers one and two of the Bank's incentive bonus programs. Threshold, target and maximum levels of awards are established at the beginning of each year, and no awards are paid if the threshold is not met. Each participant's target bonus is expressed as a percentage of his or her base salary, dependent on responsibility and function. The target award is 45% of base salary in the case of the Chief Executive Officer, and ranges from 25% to 37.5% of base pay in the case of the President and senior officers. Earned awards may range from 0% to 150% of the target award. All awards are paid in cash, and the participants must be actively employed at the end of the plan year to be eligible to receive an award. For 1996, a total of $332,800 was paid among all participants in the Incentive Plan, including $158,800 to tier one participants and $174,000 to tier two participants. Bonuses paid to executive officers under the Incentive Plan for 1996 are detailed in the Summary Compensation Table under the heading "Executive Compensation" above.

     Bonus Plan. Incentive bonus awards are allocated to tier three participants based upon the recommendations of the Chief Executive Officer and the President. In allocating bonus awards among the participants in tier three of the program, the Chief Executive Officer and the President exercise their discretion and judgment after considering the individual participant's performance, responsibilities and contributions to the Bank, and subjectively analyzing the basis of their aggregate impact on the success of the Bank for the preceding year.

     The bonus program does not provide for a maximum limit on either the total amount of bonuses or the amount of a bonus to be awarded to a specific individual. For 1996, $136,540 was paid by the Bank to approximately 75 officers in tier three of the incentive bonus program.

     Long-Term Capital Accumulation Plan. During 1996 the Bank implemented a Long-Term Capital Accumulation Plan (the "Capital
Accumulation Plan") providing bonus awards to participants for the achievement of corporate objectives relating to the Bank's growth and profitability. Participation in the Capital
Accumulation Plan is limited to officers in tiers one and two of the Bank's incentive bonus program. Awards under the plan are specified at the beginning of each of three consecutive three-year performance periods and earned at the end of each such period if the performance objectives set by the Plan
Administrators at the beginning of the performance period are achieved. The achievement of performance objectives is measured against increases in shareholder value over each performance period (as indicated by return on equity and the Bank's efficiency ratio). The awards for each performance period that tier one and tier two participants are eligible to receive will be equal to 100% and 70%, respectively, of the participant's base salary in effect at the beginning of the performance period.
Payment of any awards will be made 60% in Bancorporation common stock and 40% in cash. The aggregate number of shares of the Company that may be awarded under the Capital Accumulation Plan is limited to 400,000 shares. The Company currently intends to register these shares on Form S-8 under the Securities Act of 1933 and any applicable state securities laws. The initial performance period commenced January 1, 1996 and will conclude
December 31, 1998.  No awards were paid out under the Capital
Accumulation Plan during 1996.

     STOCK OPTION PLANS. Bancorporation currently has six stock option plans: (1) the Incentive Stock Option Plan (the "1987 ISO Plan"); (2) the Non-Statutory Stock Option Plan; (3) the 1993 Broad National Incentive Stock Option Plan (the "1993 ISO Plan");
(4) the 1993 Broad National Directors Non-Statutory Stock Option Plan (the "1993 Directors Plan); (5) the 1996 Broad National Bancorporation Incentive Stock Option Plan (the "1996 ISO Plan"); and (6) the 1996 Broad National Bancorporation Directors Non-Statutory Stock Option Plan (the "1996 Directors Plan). At the 1987 Annual Meeting of Shareholders, the shareholders approved, and Bancorporation subsequently implemented, the 1987 ISO Plan and the Non-Statutory Stock Option Plan. The 1993 ISO Plan and the 1993 Directors Plan were approved by the shareholders at the 1994 Annual Meeting of Shareholders, and subsequently implemented by Bancorporation. The 1996 ISO Plan and the 1996 Directors Plan are being submitted for the approval of the shareholders at the 1997 Annual Meeting of Shareholders. See Items 2 and 3.

     The 1987 ISO Plan expired April 16, 1996, although the outstanding options under the Plan remain in effect. Options exercisable with respect to 36,039 shares (subject to adjustment for any change in the capital structure of Bancorporation) that were granted prior to April 16, 1996 remain outstanding and exercisable until their expiration dates. No additional options may be granted under this Plan.

     The Non-Statutory Stock Option Plan expired April 16, 1996.
There are no options outstanding under the Plan, and no additional options may be granted under this Plan.

     No options were granted under either the 1987 ISO Plan or the Non-Statutory Stock Option Plan in 1996. During 1996, 9,526 options were exercised under the 1987 ISO Plan, and 8,572 options were exercised under the Non-Statutory Stock Option Plan.

     Under the 1996 ISO Plan and the 1993 ISO Plan, options may be granted for a maximum of 200,000 shares and 231,000 shares, respectively (subject to adjustment for any change in the capital structure of Bancorporation), of Common Stock to employees of Bancorporation or its subsidiaries. Grants of options under both the 1996 ISO Plan and the 1993 ISO Plan may be made only to employees who possess no more than 10% of the combined voting power of all classes of stock of Bancorporation, unless the option exercise price is at least 110% of the stock's market value and the option expires five years from the date of grant. The aggregate fair market value of shares of Common Stock for which an employee may be granted options under the 1996 ISO Plan and the 1993 ISO Plan in any calendar year has no limit.
However, the aggregate fair market value (determined at the time the options are granted) of shares of Common Stock with respect to which incentive stock options are exercisable for the first time by such individual during any calendar year under either ISO Plan (and under any other plan of the employer corporation, its parent or its subsidiaries) cannot exceed $100,000. To the extent such fair market value exceeds $100,000 during any calendar year, amounts in excess of $100,000 are treated as nonqualified stock options.

     The 1996 ISO Plan and the 1993 ISO Plan are administered by a committee of Bancorporation's Board of Directors composed of non-employee directors who advise the Board in matters such as selection of the individuals to whom options shall be granted, determination of the number of shares and share price under each option, and other similar questions of plan administration.
Options are granted to those participants who, in the sole discretion of the committee, have made material contributions in the past, or are expected to make material contributions in the future, to the success of Bancorporation and its subsidiaries. The option exercise period for options granted under the 1996 ISO Plan and the 1993 ISO Plan is established by the committee, and the maximum period during which an option is exercisable is ten years from the date that it is granted. An option may be exercised upon payment in full of the option exercise price in cash or in other shares of Common Stock. The exercise price for purchase of shares under an option granted under the 1996 ISO
Plan and the 1993 ISO Plan is determined by the committee, but cannot be less than 100% of the fair market value of the shares on the date the option is granted.

     At the December 19, 1996 meeting of the Board of Directors, the Board approved the grant of options under the 1996 ISO Plan to individuals named in the summary compensation table as follows: Mr. Karp, 5,000 options; Mr. Dorman, 3,000 options;
Mr. Perry, Jr., 3,000 options; Mr. Kenny, 3,000 options; and
Mr. Campo, 3,000 options. In addition, at that meeting the Board approved the grant of options under the 1993 ISO Plan to such individuals as follows: Mr. Karp, 10,000 options; Mr. Dorman, 7,000 options; Mr. Perry, Jr., 2,000 options; Mr. Kenny, 2,000 options; and Mr. Campo, 2,000 options. No options were exercised under the 1996 ISO Plan or the 1993 ISO Plan in 1996.

     Under the 1996 Directors Plan and the 1993 Directors Plan, options may be granted for a maximum of 75,000 shares and 86,625 shares, respectively (subject to adjustment for any change in the capital structure of Bancorporation), of Common Stock to directors of Bancorporation. The 1996 Directors Plan provides for the automatic grants of options to purchase shares of Common Stock to directors of Bancorporation serving as such on the date of each annual meeting of the Board held following the annual meeting of shareholders. The 1993 Directors Plan provides for the automatic grants of options to purchase shares of Common Stock to directors of Bancorporation serving as such on the date the 1993 Directors Plan was adopted by the Board of Directors and for directors of Bancorporation serving as such on the date of each annual meeting of the Board held following the annual meeting of shareholders. The number of options granted to each director of Bancorporation serving as such on the date the 1993 Directors Plan was adopted by the Board of Directors was determined on the basis of the respective director's length of service on Bancorporation's Board of Directors in accordance with a schedule provided in the 1993 Directors Plan. Both the 1996 Directors Plan and the 1993 Directors Plan provides for the grant of options to purchase 500 shares of Common Stock to each person serving as a director of Bancorporation on the date of each annual meeting of the Board of Directors held following the annual meeting of Bancorporation's shareholders (regardless of whether such person was also serving as a director of Bancorporation on the date the respective Plan was adopted). Neither Bancorporation's Board of Directors nor any committee thereof had or will have any discretion under the 1996 Directors Plan or the 1993 Directors Plan to determine the selection of the directors to whom options were granted, the frequency of option grants, the number of shares of Common Stock subject to an option, or the terms and conditions of the options.

     Each option granted under the 1996 Directors Plan and the 1993 Directors Plan will become exercisable upon the later of (i) the expiration of two years from the date on which such option was granted or (ii) the date on which Bancorporation shall have paid a cash dividend with respect to its Common Stock in each of two consecutive calendar years during the term of such option.

     Subject to the conditions and limitations of the 1996 Directors Plan and the 1993 Directors Plan, the period during which each option granted under these Plans may be exercised is ten years from the date on which such option was granted.

     The exercise price at which shares of Common Stock may be purchased under an option granted pursuant to the 1996 Directors Plan and the 1993 Directors Plan cannot be less than 100% of the fair market value of such shares on the date that the option was granted. The fair market value of shares of Common Stock for purposes of the 1996 Directors Plan and the 1993 Directors Plan is determined by a fixed formula established by the Plan.

     Pursuant to the 1993 Directors Plan, Mr. Karp and Mr. Dorman each received 550 (adjusted for the 10% stock dividend declared
September 20, 1996) options on April 18, 1996.   No options were
exercised under the 1993 Directors Plan in 1996. No options have been granted under the 1996 Directors Plan.

     401(K) PLAN. During 1989 the Bank implemented a 401(k) Plan providing several tax-deferred investment opportunities to salaried employees of the Bank. Employees are eligible to enter the plan on the January 1 following the date that they have attained age 20 1/2 years and have completed six months of service. Employees may contribute from 2% to 15% of their salary, subject to the Internal Revenue Code of 1986, as amended, limits on maximum annual contributions. The Bank will make a "matching" contribution equal to 50% of the employee's 401(k) contribution, subject to a maximum "match" of 2% of the employee's annual pay. Matching contributions are made only for participants who are still employed on December 31st and who completed 1,000 hours of service during the plan year. The employee's contribution is 100% vested and is distributable at death, retirement, or termination of employment. In addition, the plan also provides for early hardship withdrawals and loans. The Bank's matching contribution is 20% vested after one vesting year (a calendar year during which the employee completes 1,000 hours of service), plus 20% for each additional vesting year, and is 100% vested after five vesting years. Employees are automatically 100% vested if they have attained age 65. Employer matching contributions for all participants for 1996 totaled $62,300.
Employer matching contributions for 1996 for each of the individuals named in the Summary Compensation Table under "Executive Compensation" are as follows: Mr. Karp, $2,190;
Mr. Dorman, $2,190; Mr. Perry, Jr., $1,708; Mr. Kenny, $1,679;
and Mr. Campo, $1,591.

     DEFERRED COMPENSATION PLAN. During 1996 the Bank implemented a Non-Qualified Deferred Compensation Plan (the "Deferred Compensation Plan") to provide the Bank's board of directors, the Chairman/Chief Executive Officer, the President/Chief Operating Officer and six senior officers of the Bank with a means to defer receipt of director fees, salary, incentive bonuses, and/or other cash compensation to a future date. A participant may elect in any plan year to defer all or a portion of his/her compensation in one percent (1%) increments, whole one thousand dollar amounts, or an amount over a specified dollar amount. The length of the deferral period will be specified by the participant and is irrevocable. A participant also may elect either (i) to have interest accrued on deferred funds at an interest rate equal to the 90-day treasury bill rate or a similar type of financial instrument, or (ii) to have deferred amounts applied to a Rabbi Trust that will invest such deferred amounts under such investment policy or directive as the Bank, the participant, and the plan trustee of such Rabbi Trust shall approve. At the end of the specified deferral period, the deferred funds will be paid to the participant, his/her estate or beneficiary in the form of cash in ten annual installments, unless a lump sum payment was selected on the original election form. For 1996, the Bank made supplemental contributions of $37,687 for Mr. Karp and $14,251 for Mr. Dorman pursuant to the Deferred Compensation Plan. The Administrators of such Plan determined that such amounts were equal to the amounts that would have been contributed for the benefit of Messrs. Karp and Dorman under the Bank's retirement and 40l(k) plans in the absence of Internal Revenue Code provisions placing a ceiling on the amount of contributions which may be made for the benefit of any one participant.

COMPANY PERFORMANCE

     The following performance graph shows a comparison of cumulative total returns for the Company, the NASDAQ Stock Market (U.S. Companies) and the NASDAQ Bank Stocks for the period from December 31, 1991, through December 31, 1996. The cumulative total return on investment for each of the periods for the Company, the NASDAQ Stock Market (U.S. Companies) and the NASDAQ Bank Stocks is based on the stock price or index at December 31, 1991. The performance graph assumes that the value of an investment in the Company's Common Stock and each index was $100 at December 31, 1991 and that all dividends were reinvested. The information presented in the performance graph is historical in nature and is not intended to represent or guarantee future returns.

              COMPARISON OF CUMULATIVE TOTAL RETURNS
              (Bancorporation, NASDAQ, NASDAQ Banks)

     The comparison of cumulative total returns presented in the above graph was plotted using the following index values and Common Stock price values:

                  12/31/91 12/31/92  12/31/93 12/30/94  12/29/95  12/31/96
Broad National
  Bancorporation  $100.00  $143.75   $175.00   $168.54   $260.07   $365.54
NASDAQ Stock
  Market          $100.00  $116.38   $133.60   $130.59   $184.67   $227.16
(U.S. Companies)
NASDAQ Bank
  Stocks           $100.00 $145.55   $165.99   $165.39   $246.32   $325.60

             TRANSACTIONS WITH MANAGEMENT AND OTHERS

     During 1996, the Bank made loans to certain officers and directors of Bancorporation and the Bank and to certain firms and corporations in which various directors have interests. Each of such loans are believed to have been made to such directors or officers or to such firms or corporations in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features.

     Effective September 14, 1994, Mr. Henry D. Hayman elected to take early retirement from his position as Senior Vice President with the Bank. In recognition of his years of service to the Bank, the Bank has agreed to continue Mr. Hayman's medical/dental coverage through 1997, subject to Mr. Hayman making his premium contribution. The Bank also will continue to pay the annual premium in the amount of $9,010 for Mr. Hayman's split-dollar life insurance policy until it is paid in full.

            OWNERSHIP OF BANCORPORATION CAPITAL STOCK

     The following table sets forth certain information, as of January 31, 1997, relating to the beneficial ownership of Bancorporation's Common Stock by each person known to the Board of Directors to own beneficially 5% or more of Bancorporation's stock, by each director of Bancorporation, by each officer named in the Summary Compensation Table under "Executive Compensation and Other Information -- Executive Compensation" and by all directors and officers of Bancorporation as a group. All information with respect to beneficial ownership has been furnished by the respective directors, officers or 5% or more shareholders, as the case may be. Except as otherwise indicated, each beneficial owner listed has sole voting and investment power with respect to the shares of Common Stock reported.

                    Amount and Nature of          Percentage of
     Name           Beneficial Ownership/1/ Shares Outstanding/1/

Harriet M. Alpert /2/        629,899                   13.5%
  360 East 72nd Street
  New York, New York

Fred S. Campo /3/             11,478                     *

Licinio Cruz /4//5/           42,690                     *

John A. Dorman /4//6/         49,927                   1.1

Arthur Fischman /4//7/        22,945                     *

John J. Iannuzzi /4/8/        13,062                     *

Donald M. Karp /4//9/      1,095,569                   23.3
  18 Shawnee Road
  Short Hills, New Jersey

Peter Kenny /10/               8,372                     *

James J. Lazarus /4//11/      24,323                     *

Edward J. Lenihan /4//12/     25,963                     *

Stanley J. Lesnik /4//13/     32,979                     *

Catherine McFarland /4//14/    3,987                     *

Louis J. Owen /4//15/         15,671                     *

Fred Perry, Jr. /16/          15,257                     *

A. Harold Schwartz /4//17/    53,980                   1.2

Hubert Williams /4//18/       19,747                     *

All directors and officers
  as a group (30
  persons)/19/             1,454,944                   30.2
___________

*    Less than one percent

/1/ Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Percentage ownership calculations are based on 4,667,188 shares of Common Stock outstanding.

/2/ Includes 625,581 shares of Common Stock as to which Ms. Alpert has shared voting and investment power with Donald M. Karp; and 4,318 shares of Common Stock beneficially owned by Ms. Alpert's husband and as to which Ms. Alpert disclaims beneficial ownership.

/3/ Secretary of Bancorporation and the Bank and Senior Vice President of the Bank. Shares beneficially owned by Mr. Campo include 5,863 shares of Common Stock subject to immediately exercisable options and 5,615 shares of Common Stock held by Mr. Campo and his wife as custodian for his children.

/4/  Director of Bancorporation and of Bank.

/5/ Includes 6,352 shares of Common Stock subject to an immediately exercisable option; 4,670 shares of Common Stock held by Mr. Cruz individually; 10,661 shares of Common Stock held by him as custodian for his children; 13,648 shares of Common Stock held for the benefit of Mr. Cruz by the Cruz Construction Co., Inc. and 7,349 shares of Common Stock held for the benefit of Mr. Cruz by the Cruz Construction Co., Inc. Profit Sharing Plan.

/6/ Includes 15,372 shares of Common Stock subject to an immediately exercisable option, 29,001 shares of Common Stock held by Mr. Dorman jointly with his wife and as to which he has shared voting and investment power; 2,230 shares of Common Stock held by Mr. Dorman individually; 2,701 shares of Common Stock owned by Mr. Dorman's wife; and 623 shares of Common Stock owned by Mr. Dorman's son.

/7/ Includes 6,352 shares of Common Stock subject to an immediately exercisable option; 14,253 shares of Common Stock held by Mr. Fischman individually; and 2,340 shares of Common Stock beneficially owned by Mr. Fischman's wife and as to which Mr. Fischman disclaims beneficial ownership.

/8/ Includes 4,042 shares of Common Stock subject to an immediately exercisable option; 3,389 shares of Common Stock held by Mr. Iannuzzi jointly with his wife and as to which Mr. Iannuzzi has shared voting and investment power; 3,368 shares of Common Stock held by Mr. Iannuzzi individually; 165 shares of Common Stock held by him as trustee of a trust for the benefit of his grandsons; and 2,098 shares of Common Stock held by Mr. Iannuzzi's wife.

/9/ Includes 40,739 shares of Common Stock subject to immediately exercisable options. Also includes 264,406 shares of Common Stock held by Mr. Karp individually; 48,028 shares of Common Stock held by Mr. Karp for the benefit of his children, and 2,865 shares of Common Stock held by Mr. Karp as agent for Harriet M. Alpert. The number of shares reported for Mr. Karp also includes 625,581 shares of Common Stock held by Ms. Alpert, as to which Mr. Karp shares voting and investment power. The number of shares reported for Mr. Karp includes 113,950 shares of Common Stock owned by Mr. Karp's wife, as to which Mr. Karp disclaims beneficial ownership.

/10/ Senior Vice President of the Bank.  Includes 4,972 shares of
     Common Stock subject to an immediately exercisable option, 2,029 shares of Common Stock held by Mr. Kenny individually; and 115 shares of Common Stock held by Mr. Kenny jointly with his minor son and as to which he has shared voting and investment power. Also includes 1,048 shares of Common Stock held Mr. Kenny's wife and 208 shares of Common Stock held by Mr. Kenny's wife jointly with his two minor children, as to which 1,256 shares of Common Stock Mr. Kenny disclaims beneficial ownership.

/11/ Includes 5,197 shares of Common Stock subject to an immediately exercisable option, and 19,126 shares of Common
     Stock.

/12/ Includes 6,352 shares of Common Stock subject to an immediately exercisable option.

/13/ Includes 7,507 shares of Common Stock subject to an immediately exercisable option; 21,410 shares of Common
     Stock held individually by Mr. Lesnik; and 4,062 shares of Common Stock beneficially owned by Mr. Lesnik's wife, as to which Mr. Lesnik disclaims beneficial ownership.

/14/ Includes 1,155 shares of Common Stock subject to an immediately exercisable option and 1,100 shares of Common
     Stock held by Ms. McFarland's husband.

/15/ Includes 6,352 shares of Common Stock subject to an immediately exercisable option. Mr. Owen has sole voting and investment power with respect to 4,200 shares of Common
     Stock held by him individually and shared voting and investment power with respect to 5,119 shares of Common
     Stock held jointly with his wife.

/16/ Senior Vice President of the Bank. Shares beneficially owned by Mr. Perry, Jr. include 8,382 shares of Common Stock subject to an immediately exercisable option and 6,875 shares of Common Stock held by Mr. Perry, Jr. jointly with his wife and as to which he has shared voting and investment power.

/17/ Includes 5,197 shares of Common Stock subject to an immediately exercisable option.

/18/ Includes 4,042 shares of Common Stock subject to an immediately exercisable option; 6,236 shares of Common Stock held by Mr. Williams individually; 629 shares of Common Stock held by him jointly with his wife and as to which he has shared voting and investment power; 1,368 shares of Common Stock held by him as trustee for the benefit of his son; and 7,472 shares of Common Stock held by Mr. Williams jointly with his brother and as to which he has shared voting and investment power.

/19/ Includes 143,322 shares of Common Stock subject to immediately exercisable options.

                              ITEM 2

          APPROVAL OF 1996 BROAD NATIONAL BANCORPORATION
                   INCENTIVE STOCK OPTION PLAN

GENERAL

     On December 19, 1996, the Board of Directors unanimously adopted, and subsequently amended, the 1996 Broad National Bancorporation Incentive Stock Option Plan (the "ISO Plan"), subject to the approval of the Company's shareholders. The ISO
Plan is sponsored by the Company for key employees of the Company and its subsidiaries, Broad National Bank, a national banking association, Broad National Realty Corporation, a New Jersey corporation, BNB Investment Corp., a New Jersey corporation, and Bronatero, Inc., a New Jersey corporation. The aggregate number of shares of common stock, $1.00 par value, of the Company that may be issued pursuant to the exercise of options granted under the ISO Plan is limited to 200,000 shares, subject to increase or decrease in the event of any change in the Company's capital structure. See "Dilution or Enlargement."

PURPOSE

     The purpose of the ISO Plan is to encourage the key employees of the Company and its subsidiaries to participate in the ownership of the Company, and to provide additional incentive for such key employees to promote the success of its business through sharing in the future growth of such business.

ELIGIBLE PARTICIPANTS

     Options to purchase shares of the Company's common stock may be granted under the ISO Plan only to key employees of the Company or of any of its subsidiary corporations. Key employees to whom options may be granted under the ISO Plan will be those employees selected from time to time by a committee selected by the Company's Board of Directors (the "Committee") who, in the sole discretion of the Committee, have made material contributions in the past, or are expected to make material contributions in the future, to the successful performance of the Company.

     No option may be granted under the ISO Plan to any employee of the Company or of a subsidiary corporation who, immediately before the option is granted, owns (either directly or by application of the rules contained in section 424(d) of the Internal Revenue Code of 1986 (the "Code")) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any of its subsidiary corporations. Such stock ownership limitation shall not apply, however, if at the time the option is granted (i) the option exercise price is at least 110 percent of the fair market value of the shares of the common stock subject to the option, and (ii) such option will expire by its terms no later than five years from the date on which it is granted.

     The aggregate fair market value of shares of common stock for which an employee may be granted options under the ISO Plan in any calendar year has no limit. However, the aggregate fair market value (determined at the time the options are granted) of shares of common stock with respect to which incentive stock options are exercisable for the first time by such individual during any calendar year under the ISO Plan (and under any other plan of the employer corporation, its parent or its subsidiaries) cannot exceed $100,000. To the extent such fair market value exceeds $100,000 during any calendar year, amounts in excess of $100,000 are treated as nonqualified stock options.

     There currently are eight persons eligible to participate in the ISO Plan. Subject to approval of the ISO Plan by the Company's shareholders at the Annual Meeting, (a) Messrs. Karp, Dorman, Perry, Jr., Kenny and Campo (the officers named in the Summary Compensation Table under "Executive Compensation and Other Information--Executive Compensation" in Item 1) have been granted options to purchase 5,000, 3,000, 3,000, 3,000 and 3,000 shares of common stock, respectively, under the ISO Plan, (b) the Company's current executive officers as a group, the Company's current directors who are not executive officers as a group and the Company's employees, including all current officers who are not executive officers, as a group have been granted options to purchase 26,000, 0 and 0 shares of common stock, respectively, under the ISO Plan, and (c) Messrs. Cruz, Dorman, Fischman, Iannuzzi, Karp, Lazarus, Lenihan, Lesnik, McFarland, Owen, Schwartz and Williams (the nominees for election as directors) have been granted options to purchase 0, 3,000, 0, 0, 5,000, 0, 0, 0, 0, 0, 0 and 0 shares of common stock, respectively, under the ISO Plan.

ADMINISTRATION OF THE ISO PLAN

     The ISO Plan is administered by the Committee, which Committee will be composed of not less than two nor more than five members of the Board of Directors who are not employees and who qualify as "non-employee directors" within the meaning of Securities Exchange Commission Rule 16b-3(b)(3). Currently,
Messrs. Lazarus, Cruz and Schwartz serve as members of the Committee. None of the members of the Committee are eligible to receive options under the ISO Plan. The members of the Committee are chosen by, and serve at the pleasure of, the Board of Directors. The Committee is authorized to construe, interpret and administer the ISO Plan, and from time to time to adopt such rules and regulations for carrying out the ISO Plan as it may deem proper and in the best interests of the Company. Subject to the terms, conditions and provisions of the ISO Plan, the Committee has exclusive authority to (i) select the key employees to whom options will be granted, (ii) determine the number of shares subject to each option, (iii) determine the time or times when options will be granted, (iv) determine the option price of shares subject to each option, (v) determine the time when each option may be exercised, (vi) fix such other provisions of each incentive stock option agreement as the Committee may deem necessary or desirable, consistent with the terms of the ISO
Plan, and (vii) determine all other questions relating to the administration of the ISO Plan. The interpretation and construction of the ISO Plan by the Committee is final, conclusive and binding upon all persons.

TERMS OF OPTIONS

     The Committee is authorized to establish the terms which will govern each option granted under the ISO Plan, provided that such terms are consistent with the terms, provisions and conditions of the ISO Plan. The exact terms established with respect to any grant of an option under the ISO Plan will be contained within a written incentive stock option agreement. There is no obligation to grant any two options on the same terms, and options granted at the same time to different individuals or at different times to the same individual may have different terms.

     Exercise Period. Subject to the conditions and limitations of the ISO Plan, the period during which each option granted under the ISO Plan may be exercised is fixed by the Committee at the time such option is granted. The maximum period during which an option is exercisable is ten years from the date that it is granted (five years in the case of an option granted to an individual who owns, directly or indirectly, more than ten percent of the total combined voting power of all classes of common stock of the employer corporation or of its parent or subsidiaries as explained above), but the exercise period of any option may be less than the maximum as specified by the Committee in the applicable incentive stock option agreement.

     In granting an option, the Committee may prescribe that an option may be exercised as to all or part of the shares subject to the option only after the occurrence of certain events or the passage of specified periods of time, or both, after the date the option is granted. In the event of a "Change of Control," the Committee may accelerate the time at which any of the outstanding options under the ISO Plan may be exercised by the optionee. A "Change of Control" is generally defined to take place when disclosure of such a change would be required by the proxy rules promulgated by the Securities and Exchange Commission or when either (i) a person (other than a current shareholder, or a director nominated or selected by the Company's Board of Directors or an officer elected by the Company's Board of Directors) acquires beneficial ownership (as defined in Securities and Exchange Commission Rule 13d-3) of 25% or more of the combined voting power of the Company's voting securities, or
(ii) less than a majority of the directors are persons who were either nominated or selected by the Company's Board of Directors.

     In the event that the Company is not the surviving corporation of any merger, consolidation, reorganization or acquisition by another corporation, outstanding options under the ISO Plan may be assumed, or replaced with new options of comparable value, by the surviving corporation. The Committee may provide that if the surviving corporation does not assume or replace outstanding options, or in the event the Company is liquidated or dissolved, then each holder of outstanding options may exercise all or part of such options (even if the options would not otherwise have been exercisable in full) during the period beginning 30 days before the event triggering this acceleration, and ending on the day before such event occurs.

     Effect of Termination of Employment. Except as provided below, options granted under the ISO Plan may be exercised only by persons who are then employed by the Company or any of its subsidiaries and who have been so employed at all times since the date on which such options were granted. If a person to whom options are granted under the ISO Plan ceases to be employed by the Company or any of its subsidiaries for any reason other than for cause, on account of voluntary termination, or on account of death or disability, any option or unexercised portion thereof granted to such person under the ISO Plan which is otherwise exercisable will terminate unless it is exercised within 30 days of the date on which such person ceased to be so employed (but in no event later than the expiration date of such option specified in the applicable incentive stock option agreement).

     In the event a person to whom options are granted under the ISO Plan is terminated for cause, or voluntarily terminates his or her employment with the Company or any of its subsidiaries, any option or the unexercised portion of any option granted to such person under the ISO Plan not previously exercised will be immediately terminated and forfeited without any payment being due therefor from the Company. The term "cause" is defined in the ISO Plan to mean cause as defined in an optionee's employment agreement with the Company or a subsidiary thereof, or, if none, the occurrence of any of the following events: (i) the willful and continued failure by the optionee to substantially perform such optionee's duties with the Company or any subsidiary thereof on a full-time basis (other than any such failure resulting from total or partial incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to such optionee by the Board of Directors, which demand identifies the manner in which the Board believes that such optionee has not substantially performed such duties; (ii) the willful engaging by such optionee in conduct which is significantly injurious to the Company or to any subsidiary of the Company, monetarily or otherwise, after a written demand for cessation of such conduct is delivered to such optionee by the Board of Directors, which demand specifically identifies the manner in which the Board believes that such individual has engaged in such conduct and the injury to the Company or to any subsidiary of the Company resulting therefrom; (iii) the commission by such optionee of an act or acts constituting a crime involving moral turpitude; (iv) the breach by such optionee of one or more covenants, if any, in any agreement to which the optionee and the Company are parties; (v) such optionee's use of illegal drugs, abuse of other controlled substances or habitual intoxication; or (vi) the commission by such optionee of a significant act of dishonesty, deceit or breach of fiduciary duty in the performance of the optionee's duties with the Company or with any subsidiary of the Company. For purposes of clauses (i) and (ii) of this definition, no act, or failure to act, on the part of an optionee shall be deemed to be willful unless knowingly done, or omitted to be done, by such optionee not in good faith and without a reasonable belief that such action or omission was in the best interests of the Company or of a subsidiary of the Company.

     Effect of Death or Disability. In the event a person to whom options are granted under the ISO Plan dies or becomes disabled while such person is an employee of the Company or any of its subsidiaries (or within 30 days of the date on which such person ceases to be so employed) any option or unexercised portion thereof granted to such person under the ISO Plan which is otherwise exercisable may be exercised, in the case of disability of the optionee, by the optionee, and in the case of death of the optionee, by the person or persons to whom the optionee's rights under the option pass by operation of the optionee's will or the laws of descent and distribution, at any time within a period of one year following the optionee's disability or death (but in no event later than the expiration date of the option as specified in the applicable incentive stock option agreement). For purposes of the ISO Plan, the term "disability" means with respect to any optionee, physical or mental incapacity resulting in such optionee being unable to substantially perform his or her duties for more than six consecutive months, or an aggregate of six months in any period of twelve consecutive months, as determined in writing by a qualified independent physician mutually acceptable to the optionee and the Company.

     No certificate for a fractional share of common stock will be issued pursuant to the exercise of any option.

PRICE

     No consideration is paid to the Company by any optionee in exchange for the grant of an option. The exercise price at which shares of common stock may be purchased under an option granted pursuant to the ISO Plan shall be determined by the Committee, but in no event will the exercise price be less than the greater of (i) the par value thereof, or (ii) 100 percent of the fair market value of such shares on the date that the option is granted. The fair market value of shares of common stock for purposes of the ISO Plan will be determined by the Committee, in its sole discretion.

     In the event of a change in the Company's capital structure, the exercise price and number of shares subject to outstanding options and the total number of shares subject to the ISO Plan shall be adjusted as described below under "Dilution or Enlargement."

PAYMENT FOR SHARES

     The exercise of any option will be contingent upon receipt by the Company of (i) written notice of the number of shares with respect to which the optionee is exercising an option, (ii) the full option exercise price for the shares of common stock and
(iii) such representations or agreements as are necessary in the opinion of counsel for the Company to secure any necessary exemptions from the registration requirements of the applicable securities laws in the event that the shares underlying options are not registered under applicable securities laws. The Company currently intends to register those shares on Form S-8 under the Securities Act of 1933 and any applicable state securities laws, along with shares underlying options granted under the Company's other stock option plans. Payment for the shares issued upon the exercise of an option may be made either in cash or in other shares of common stock.

     No optionee and no legal representative, legatee or distributee of any optionee shall be deemed to be a holder of any shares of common stock subject to an option granted under the ISO
Plan unless and until certificates for such shares are issued to any such person under the terms of the ISO Plan.

     The Company does not intend to regularly furnish reports to optionees regarding the amount and status of their options, but such information will be readily available at the Company and will be given to the optionee upon request.

SHARES AVAILABLE FOR OPTIONS

     The aggregate number of shares of common stock of the Company that may be issued pursuant to the exercise of options granted under the ISO Plan is limited to 200,000 shares, subject to increase or decrease in the event of any change in the Company's capital structure. See "Dilution or Enlargement." The shares of common stock to be delivered upon exercise of options under the ISO Plan will be made available, at the discretion of the Company's Board of Directors, from either the Company's authorized but unissued shares of common stock or any shares of common stock held by the Company as treasury shares. Shares of common stock subject to options granted under the ISO Plan which expire or terminate without being exercised in full become available, to the extent unexercised, for future grants under the ISO Plan. The per share market value of the common stock on March 17, 1997, computed by reference to the closing sale price of the common stock as reported on NASDAQ, was $16.00.

DILUTION OR ENLARGEMENT

     In the event that there is any change in the capital structure of the Company, including but not limited to a change resulting from a stock dividend, stock split, reorganization, merger, consolidation, liquidation or any combination or exchange of shares of common stock, the number of shares of common stock subject to an option under the ISO Plan which remains unexercised and the number of shares of common stock subject to the ISO Plan, will be subject to increase or decrease in order to prevent dilution or enlargement. The option exercise price also will be adjusted upon the occurrence of any of such events so that there will be no change in the aggregate option exercise price payable upon the exercise of the option.

RESTRICTIONS ON RESALE

     Any person acquiring shares of common stock pursuant to the exercise of an option under the ISO Plan may resell such shares without restriction, unless such person is an "affiliate" of the Company. "Affiliates" of the Company (i.e., persons who are deemed to directly or indirectly control the Company, including executive officers and directors of the Company) who acquire shares pursuant to the exercise of an option granted under the ISO Plan may resell such shares only if such shares are either
(i) registered under the Securities Act of 1933, as amended (the "Act"), and any applicable state securities laws, or (ii) exemptions from registration under the Act and applicable state securities laws are available.

     Rule 144 under the Act provides an exemption from registration under the Act if all of its conditions are met. Under Rule 144 an affiliate may sell within any three-month period a number of shares of common stock equal to the greater of
(i) one percent of the total number of shares of common stock then outstanding, or (ii) the average weekly trading volume of the Company's common stock during the four calendar weeks preceding such sale. Sales under Rule 144 also are subject to certain limitations on the manner of sale, notice requirements and availability of current public information about the Company.

     The Company is subject to Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act"), which permits the recovery by the Company of any profit realized by any officer, director or beneficial owner of more than ten percent of the outstanding shares of common stock from each purchase and sale, or sale and purchase, of common stock within any period of less than six months. Under Rule 16b-3 of the Exchange Act, such persons are prohibited from selling shares of common stock received upon the exercise of an option under the ISO Plan within six months of the option grant unless the option grant was approved by the shareholders or by the Board of Directors (or a committee of two or more "non-employee directors"). It is anticipated that all grants of options under the ISO Plan will be approved by a committee comprised of two or more "non-employee directors" and therefore the six-month restriction period under Rule 16b-3 will not be applicable. If the six-month period were to be applicable, however, sales of shares of common stock received upon the exercise of an option by officers, directors and ten percent shareholders within the six-month period would be subject to the short-swing profit recovery provisions of Section 16(b). In addition, if sales of the shares received upon the exercise of an option under the ISO Plan are made in such case within such six-month period, sales of other shares of common stock by officers, directors and ten percent shareholders within such six-month period also become subject to the Section 16(b) short-swing profit recovery provisions. Optionees who are officers, directors, or beneficial owners of more than ten percent of the outstanding shares of common stock will be urged to consult their own legal advisors prior to disposing of any shares of common stock acquired upon the exercise of an option granted under the ISO Plan.

FEDERAL INCOME TAX CONSEQUENCES

     Options granted under the ISO Plan are intended to qualify as "incentive stock options" under section 422(b) of the Code. Generally, an optionee incurs no Federal income tax consequences at the time of a grant of an option under the ISO Plan or upon exercise of an option granted under the ISO Plan; however, as explained below, an optionee may incur alternative minimum tax consequences upon the exercise of an incentive stock option.

     Upon the sale of stock received pursuant to the exercise of an option granted under the ISO Plan, other than a sale of stock which is a "disqualifying disposition," as defined below, an optionee will recognize either a taxable gain equal to the excess of the amount realized from the sale over the optionee's basis in the shares, or a taxable loss equal to the excess of the optionee's basis in the shares over the amount realized from the sale. The basis in shares received upon exercise of an option granted under the ISO Plan will be the amount paid for those shares, or, if the option was exercised by exchanging shares of common stock for the new shares, the basis in the shares received upon exercise is the same as the basis in the shares surrendered in the exchange.

     Gain or loss from the sale of stock received upon exercise of an option granted under the ISO Plan, other than a sale of stock which is a "disqualifying disposition," as defined below, will be considered gain or loss from the sale of a capital asset if the shares are held for investment purposes. Losses from sales of capital assets are subject to limitations based upon the amount and nature of the taxpayer's other income, deductions, gains and losses.

     A "disqualifying disposition" of shares received pursuant to the exercise of an option granted under the ISO Plan occurs if the optionee disposes of such shares within two years from the date of the granting of the option or within one year after the transfer of the shares to such optionee, unless such disposition is (i) a transfer from a decedent to an estate or a transfer by bequest or inheritance, (ii) an exchange to which section 354, section 355, section 356 or section 1036 (or so much of section 1031 as relates to section 1036) of the Code applies, or (iii) a mere pledge or hypothecation. In the event of a "disqualifying disposition," the optionee generally will realize ordinary income in the year of the "disqualifying disposition" in an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price. If the disposition is one in which a loss, if sustained, would be recognized by the optionee, the amount recognized as taxable income in the preceding sentence is limited to the amount by which the amount realized on the sale of the shares in the "disqualifying disposition" exceeds the adjusted basis of the shares sold. If the amount realized from the sale exceeds the fair market value of the shares on the date of exercise, the excess will be treated as a gain which is taxed under the rules described in the preceding paragraph.

     If an optionee exercises an option granted under the ISO
Plan and pays the option exercise price for the shares by exchanging shares of common stock already held by the optionee, in general no gain or loss will be recognized upon the exchange of shares pursuant to the exercise of an option. However, if an optionee exercises an option granted under the ISO Plan by exchanging shares previously acquired by such optionee pursuant to the exercise of an option previously granted under the ISO
Plan, gain or loss will be recognized on the exchanges unless the stock previously acquired has been held for at least two years from the date the previously granted option was granted and at least one year from the date the previously granted option was exercised.

     Upon expiration of any option, no taxable income will be recognized by the optionee whose option has expired and was not exercised.

     The Company does not realize any Federal income tax consequences on the issuance or exercise of options under the ISO Plan. If the optionee makes a "disqualifying disposition," however, the Company may deduct an amount equal to the amount included in the optionee's ordinary income, provided the Company satisfies applicable information reporting and income and payroll tax withholding requirements.

     If the stock received pursuant to the exercise of an option granted under the ISO Plan is freely transferable or not subject to a substantial risk of forfeiture, then the excess, if any, of the fair market value of such stock (determined without regard to any restriction other than a restriction which by its term will never lapse) over the amount paid for such stock is included in the determination of the optionee's alternative minimum taxable income in the year of exercise. If the stock received pursuant to the exercise of an option granted under the ISO Plan is not freely transferable and is subject to a substantial risk of forfeiture, then the excess, if any, of the fair market value of such stock (determined as above) at the time such stock becomes freely transferable or no longer is subject to a substantial risk of forfeiture, whichever of said two events occurs first, over the amount paid for such stock is included in the determination of the optionee's alternative minimum taxable income in the year in which such stock becomes freely transferable or is no longer subject to a substantial risk of forfeiture, whichever of said two events occurs first. Special rules apply for purposes of determining whether stock received pursuant to the exercise of an option granted under the ISO Plan is freely transferable or subject to a substantial risk of forfeiture. These rules may impact the determination of alternative minimum taxable income for optionees whose sale of such stock at a profit could subject the optionee to suit under Section 16(b) of the Exchange Act and in certain other circumstances.

     For purposes of computing the alternative minimum income tax in the year of sale, the basis in the shares sold is increased by the amount included in the determination of alternative minimum taxable income in the year the option was exercised. If stock received pursuant to the exercise of an option granted under the ISO Plan is sold in the same taxable year in which the option was exercised, then the amount includible in the determination of the optionee's alternative minimum taxable income cannot exceed the excess (if any) of the amount realized on the sale less the optionee's adjusted basis in such stock.

     The ISO Plan is not one which can be qualified under section
401(a) of the Code.

     THE FEDERAL INCOME TAX CONSEQUENCES DESCRIBED ABOVE ARE FOR GENERAL INFORMATION ONLY. NO INFORMATION IS PROVIDED AS TO STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF THE ACQUISITION OR EXERCISE OF OPTIONS GRANTED UNDER THE ISO PLAN OR THE SALE OF SHARES OF COMMON STOCK ACQUIRED UPON SUCH EXERCISE. EACH OPTIONEE SHOULD CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC FEDERAL INCOME TAX CONSEQUENCES AND AS TO THE SPECIFIC CONSEQUENCES UNDER STATE, LOCAL AND FOREIGN TAX LAWS.

EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974

     The ISO Plan is not subject to any provision of the Employee
Retirement Income Security Act of 1974.

AMENDMENT AND TERMINATION OF THE ISO PLAN

     The ISO Plan will terminate on December 19, 2006, except as to options then outstanding under the ISO Plan. Options which are outstanding on the date of such termination shall remain in effect until they have been exercised or have expired.

     The Board of Directors has the right to amend, modify or terminate the ISO Plan, except that it cannot, without approval of the holders of a majority of the issued and outstanding shares of common stock, (i) increase the aggregate number of shares of common stock as to which options may be granted under the ISO Plan, (ii) modify the requirements as to eligibility for participation, (iii) extend the periods during which options may be granted or exercised, or (iv) change the manner of determining the exercise price (other than to change the manner of determining the fair market value of shares of common stock). No amendment, modification or termination of the ISO Plan may adversely affect the rights of any optionee under any then outstanding option granted under the ISO Plan without the consent of that optionee.

ASSIGNMENT

     An option granted pursuant to the ISO Plan shall not be transferable or assignable by the optionee other than by will or the laws of descent and distribution, and during the lifetime of the optionee the option shall be exercisable only by the optionee.

ISO PLAN BENEFITS

     The following table sets forth the ISO Plan benefits that will be received by or allocated to each officer named in the Summary Compensation Table under "Executive Compensation and Other Information--Executive Compensation" in Item 1, all executive officers as a group, all directors who are not executive officers as a group, and all employees, including officers who are not executive officers, as a group under the ISO Plan to be considered and voted upon at the Annual Meeting.

                        NEW PLAN BENEFITS

                                           1996 Broad National
                                      Incentive Stock Option Plan
                                             Dollar       Number
Name and Position                          Value ($)(1)  of Units

Donald M. Karp, Chairman of the Board,       $22,150        5,000
Chief Executive Officer and Director of
Bancorporation and the Bank

John A. Dorman, President, Chief             $16,710        3,000
Operation Officer and Director of
Bancorporation and the Bank

Fred Perry, Jr., Senior Vice President       $16,710        3,000
of the Bank

Peter Kenny, Senior Vice President           $16,710        3,000
of the Bank

Fred Campo, Secretary of Bancorporation,     $16,710        3,000
and the Bank, Senior Vice President
of the Bank

Executive Group                             $139,120       26,000

Non-Executive Director Group                   --            --

Non-Executive Officer Employee Group           --            --

_______________

/1/ The dollar value of options to purchase shares of common stock granted under the ISO Plan has been determined as of December 19, 1996 using the Black-Scholes option pricing model, based on the assumptions that (a) the options were granted on that date, (b) the closing price for the shares of common stock underlying the options on the grant date was $ 12.13 per share, (c) the period during which the options are exercisable is ten years from the grant date (five years in the case of options granted to Mr. Karp), (d) the option exercise price is $12.13 ($13.34 in the case of options granted to Mr. Karp), (e) the dividend yield for 1996 is 2.4%, (f) the expected lives of the options is eight years (five years in the case of options granted to Mr. Karp),
     (g) the "risk free" interest rate on U.S. Treasury Strips is a 6.36% yield in eight years from the grant date (December
     2004) (6.10% yield in five years from the grant date (December 2001)), and (g) the price volatility for the shares of common stock underlying the options is 45.0% (based on the fluctuation in weekly closing stock prices from December 30, 1991 to December 13, 1996).

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF
THE ISO PLAN.

                              ITEM 3

         APPROVAL OF 1996 BROAD NATIONAL BANCORPORATION
            DIRECTORS NON-STATUTORY STOCK OPTION PLAN

GENERAL

     On December 19, 1996, the Board of Directors unanimously adopted the 1996 Broad National Bancorporation Directors Non-Statutory Stock Option Plan (the "Directors Plan"), subject to the approval of the Company's shareholders. The Directors Plan is sponsored by the Company for directors of the Company serving as such on the date of each annual meeting of the Board held following the annual meeting of shareholders, beginning with the first annual meeting of the Board occurring after December 31, 1996 (i.e., the 1997 Annual Meeting). The aggregate number of shares of common stock, $1.00 par value, of the Company that may be issued pursuant to the exercise of options granted under the Directors Plan is limited to 75,000 shares, subject to increase or decrease in the event of any change in the Company's capital structure. See "Dilution or Enlargement."

PURPOSE

     The purpose of the Directors Plan is to enable members of the Company's Board of Directors to participate in the ownership of the Company, and to provide additional incentive for such directors to promote the success of the Company's business through sharing in the future growth of such business.

ELIGIBLE PARTICIPANTS

     Options to purchase shares of common stock are granted under the Directors Plan to the directors of the Company serving as such at each annual meeting of the Board of Directors held following the annual meeting of the shareholders, beginning with the first annual meeting of the Board of Directors occurring after December 31, 1996 (i.e., the 1997 Annual Meeting). There currently are 12 persons eligible to participate in the Directors Plan.

TERMS OF OPTIONS

     The Directors Plan provides for automatic grants of options to purchase shares of common stock to directors of the Company serving as such at each annual meeting of the Board of Directors held following the annual meeting of the shareholders, beginning with the first annual meeting of the Board of Directors occurring after December 31, 1996 (i.e., the 1997 Annual Meeting).

     Pursuant to the Directors Plan, the Company will grant an option to purchase 500 shares of common stock under the Directors Plan to each person serving as a director of the Company on the date of each annual meeting of the Board of Directors held following the annual meeting of the Company's shareholders, commencing with the first annual meeting of the Board of Directors occurring after December 31, 1996 (regardless of whether such person was also serving as a director of the Company on the date the Directors Plan was adopted).

     Neither the Company's Board of Directors nor any committee thereof had or will have any discretion to determine the selection of the directors to whom options are granted, the frequency of option grants, the number of shares of common stock subject to an option, or the terms and conditions of the options. Each option granted under the Directors Plan will be evidenced by a directors non-statutory stock option agreement specifying the exercise price, the number of shares of common stock that may be issued pursuant to the exercise of such option and other terms. Each person who is granted an option will be advised to refer to such person's directors non-statutory stock option agreement to determine the exact terms established with respect thereto.

     Exercise Period.  Each option granted under the Directors
Plan will become exercisable upon the later of (i) the expiration of two years from the date on which such option was granted or
(ii) the date on which the Company shall have paid a cash dividend with respect to its common stock in each of two consecutive calendar years during the term of such option.

     Subject to the conditions and limitations of the Directors
Plan, the period during which each option granted under the Directors Plan may be exercised is ten years from the date on which such option was granted.

     An option may be exercised earlier than otherwise permitted as to all or part of the shares subject to the option after the occurrence of certain events after the date the option is granted as described below. In the event of a "Change of Control," the time at which any of the outstanding options under the Directors Plan may be exercised by the optionee will be accelerated so as to be immediately exercisable. A "Change of Control" is generally defined to take place when disclosure of such a change would be required by the proxy rules promulgated by the Securities and Exchange Commission or when either (i) a person (other than a current shareholder, or a director nominated or selected by the Company's Board of Directors or an officer elected by the Company's Board of Directors) acquires beneficial ownership (as defined in Securities and Exchange Commission Rule 13d-3) of 25% or more of the combined voting power of the Company's voting securities, or (ii) less than a majority of the directors are persons who were either nominated or selected by the Company's Board of Directors.

     In the event that the Company is not the surviving corporation of any merger, consolidation, reorganization or acquisition by another corporation, outstanding options under the Directors Plan may be assumed, or replaced with new options of comparable value, by the surviving corporation. In the event that the surviving corporation does not assume or replace outstanding options, or in the event the Company is liquidated or dissolved, then each holder of outstanding options may exercise all or part of such options (even if the options would not otherwise have been exercisable in full) during the period beginning 30 days before the event triggering this acceleration, and ending on the day before such event occurs.

     Effect of Termination of Association. Except as provided below, options granted under the Directors Plan may be exercised only by persons who are directors of the Company at the time of exercise. If a person to whom options are granted under the Directors Plan ceases to be a director of the Company for any reason other than death, any option or unexercised portion thereof granted to such person under the Directors Plan which is otherwise exercisable will terminate unless it is exercised within 30 days of the date on which such person ceased to be a director (but in no event later than the expiration date of such option specified in the applicable directors non-statutory stock option agreement).

     Effect of Death. In the event a person to whom options are granted under the Directors Plan dies while such person is a director of the Company (or within 30 days of the date on which such person ceases to be a director) any option or unexercised portion thereof granted to such person under the Directors Plan which is otherwise exercisable may be exercised by the person or persons to whom the optionee's rights under the option pass by operation of the optionee's will or the laws of descent and distribution, at any time within a period of one year following the optionee's death (but in no event later than the expiration date of the option as specified in the applicable directors non-statutory stock option agreement).

     No certificate for a fractional share of common stock will be issued pursuant to the exercise of any option.

PRICE

     No consideration is paid to the Company by any optionee in exchange for the grant of an option. The exercise price at which shares of common stock may be purchased under an option granted pursuant to the Directors Plan is equal to the greater of (i) the par value of the common stock and (ii) 100 percent of the fair market value of such shares on the date that the option was granted. The fair market value of shares of common stock for purposes of the Directors Plan is determined by a fixed formula and generally is equal to the mean of the high and low sales prices of the common stock on the date the options were granted under the Directors Plan. In the event there were no sales of common stock on the date the options were granted, the fair market value shall be equal to the weighted average of the means of the high and low sales prices of the common stock on the nearest date before and the nearest date after such granting date. In the event there are no sales of common stock within a reasonable period of time (ten days) both before and after the date the options were granted, the fair market value shall be equal to the mean of the bona fide bid and asked prices of the common stock on such granting date, and if there were no such bid and asked prices, then fair market value shall be equal to the weighted average of the means of the bona fide bid and asked prices of the common stock on the nearest trading date before and the nearest trading date after such granting date, provided both such nearest dates are within a reasonable period of time (ten days) from the date the options were granted.

     In the event of a change in the Company's capital structure, the exercise price and number of shares subject to outstanding options and the total number of shares subject to the Directors
Plan shall be adjusted as described under "Dilution or Enlargement."

PAYMENT FOR SHARES

     The exercise of any option under the Directors Plan will be contingent upon receipt by the Company of (i) written notice of the number of shares with respect to which the optionee is exercising an option, (ii) the full option exercise price for the shares of common stock and (iii) such representations or agreements as are necessary in the opinion of counsel for the Company to secure any necessary exemptions from the registration requirements of the applicable securities laws in the event that the shares underlying options are not registered under applicable securities laws. The Company currently intends to register those shares on Form S-8 under the Act and any applicable state securities laws, along with shares underlying options granted under the Company's other stock option plans. Payment for the shares issued upon the exercise of an option may be made either in cash or in other shares of common stock.

     No optionee and no legal representative, legatee or distributee of any optionee shall be deemed to be a holder of any shares of common stock subject to an option granted under the Directors Plan unless and until certificates for such shares are issued to any such person under the terms of the Directors Plan.

     The Company does not intend to regularly furnish reports to optionees regarding the amount and status of their options, but such information will be readily available at the Company and will be given to the optionee upon request.

SHARES AVAILABLE FOR OPTIONS

     The aggregate number of shares of common stock that may be issued pursuant to the exercise of options granted under the Directors Plan is limited to 75,000 shares, subject to increase or decrease in the event of any change in the Company's capital structure. See "Dilution or Enlargement." The shares of common stock to be delivered upon exercise of options under the Directors Plan will be made available, at the discretion of the Company's Board of Directors, from either the Company's authorized but unissued shares of common stock or any shares of common stock held by the Company as treasury shares. Shares of common stock subject to options granted under the Directors Plan which expire or terminate without being exercised in full become available, to the extent unexercised, for future grants under the Directors Plan. The per share market value of the common stock on March 17, 1997, computed by reference to the closing sale price of the common stock as reported on NASDAQ, was $16.00.

DILUTION OR ENLARGEMENT

     In the event that there is any change in the capital structure of the Company, including but not limited to a change resulting from a stock dividend, stock split, reorganization, merger, consolidation, liquidation or any combination or exchange of shares of common stock, the number of shares of common stock subject to an option under the Directors Plan which remains unexercised and the number of shares of common stock subject to the Directors Plan, will be correspondingly adjusted. The option exercise price also will be adjusted upon the occurrence of any of such events so that there will be no change in the aggregate option exercise price payable upon the exercise of the option.

RESTRICTIONS ON RESALE

     Any person acquiring shares of common stock pursuant to the exercise of an option under the Directors Plan may resell such shares without restriction, unless such person is an "affiliate" of the Company. "Affiliates" of the Company (i.e., persons who are deemed to directly or indirectly control the Company, including directors and executive officers of the Company) who acquire shares pursuant to the exercise of an option granted under the Directors Plan may resell such shares only if such shares are either (i) registered under the Act and any applicable state securities laws, or (ii) exemptions from registration under the Act and under applicable state security laws are available.

     Rule 144 under the Act provides an exemption from registration under the Act if all of its conditions are met. Under Rule 144 an affiliate may sell within any three-month period a number of shares of common stock equal to the greater of
(i) one percent of the total number of shares of common stock then outstanding, or (ii) the average weekly trading volume of the Company's common stock during the four calendar weeks preceding such sale. Sales under Rule 144 also are subject to certain limitations on the manner of sale, notice requirements and availability of current public information about the Company.

FEDERAL INCOME TAX CONSEQUENCES

     An optionee will not recognize any taxable income at the time of a grant of an option under the Directors Plan.

     Generally, under section 83 of the Code, an optionee will recognize ordinary income on the exercise of an option granted under the Directors Plan provided the stock received by the optionee is freely transferable or is not subject to a substantial risk of forfeiture. If the shares received pursuant to the exercise of an option granted under the Directors Plan are freely transferable or not subject to a substantial risk of forfeiture, an optionee will recognize ordinary income on the date of exercise of an option equal to the amount by which the fair market value of the shares of common stock acquired pursuant to the exercise of the option on the date of exercise exceeds the exercise price. However, shares received upon exercise of an option granted under the Directors Plan held by a person who could be subject to suit under section 16(b) of the Exchange Act if the stock were sold at a profit would be considered to be "subject to a substantial risk of forfeiture" and "not transferable" under section 83 of the Code until such time as the optionee is no longer subject to suit under section 16(b) of the Exchange Act. Persons who could be subject to suit under section 16(b) of the Exchange Act ("Insiders") include directors and officers of the Company and any shareholder who is a beneficial owner of more than 10% of any class of the Company's equity securities. Under Rule 16b-3, such persons will not be subject to suit under Section 16(b) with respect to option grants that have been approved by the Board of Directors (or a committee of two or more "non-employee directions") or by a majority of the shareholders. Special rules apply for purposes of determining the time at which income which must be recognized by Insiders granted options under the Directors Plan that are not exempt under Rule 16b-3 as described below.

     The grant of an option to an Insider under the Directors
Plan that is not exempt under Rule 16b-3 will be treated as the immediate purchase of the underlying shares for purposes of section 16(b) of the Exchange Act, and, in general, the exercise of an option is not considered a purchase matchable with a sale under section 16(b). As a result, an Insider who exercises an option under the Directors Plan when the option has been outstanding for at least six months will recognize taxable income on the date of exercise equal to the difference between the fair market value of the shares subject to the option and the amount paid for the shares. If an option is exercised by an Insider within six months of the date of grant, the optionee generally will recognize ordinary income on the expiration of six months from the date of grant in an amount equal to the difference between the fair market value of the option shares on the date the six-month period expires and the amount paid for such shares on exercise. If, however, at the time an option is exercised, the exercise price exceeds the fair market value of the shares subject to the option, then, regardless of the time of the exercise, the acquisition of shares pursuant to the exercise of the option is treated as a matchable purchase under section 16(b) of the Exchange Act. Accordingly, an Insider who exercises an option at a time when the exercise price exceeds the fair market value of the shares subject to the option will generally recognize ordinary income on the date which is six months from the date of exercise equal to the amount by which the fair market value of such shares on expiration of the six-month period exceeds the exercise price.

     An optionee who is an Insider and who exercises an option prior to the expiration of the six-month period beginning on the date the option is granted or an optionee who exercises an option at any time when the exercise price of such option exceeds the fair market value of the shares subject to option may, however, elect to be taxed at the time of exercise on the difference between the fair market value of the shares on the date of exercise and the exercise price, even though such optionee could be subject to suit under section 16(b), if the optionee elects, in a timely manner, to be so treated under section 83(b) of the Code and the regulations thereunder. Any optionee considering a Code section 83(b) election should consult such optionee's tax advisor as to the consequences of, and manner of making, the election.

     Upon expiration of any option, no taxable income will be recognized by the optionee whose option has expired and was not exercised.

     Upon the sale of stock received pursuant to the exercise of an option under the Directors Plan, an optionee will recognize either a taxable gain equal to the excess of the amount realized from the sale over the basis in the shares, or a taxable loss equal to the excess of the basis in the shares over the amount realized from the sale. The basis in shares received upon exercise of an option under the Directors Plan generally will be the fair market value of the shares at the time of exercise.
Gain or loss from the sale of such stock will be considered gain or loss from the sale of a capital asset if the shares are held for investment purposes. Losses from sales of capital assets are subject to limitations based upon the amount and nature of the taxpayer's other income, deductions, gains and losses.

     The Company does not realize any Federal income tax consequences on the issuance of options under the Directors Plan. The Company, however, is entitled to a deduction with respect to the exercise of such options equal to the amount included in the ordinary income of the optionee at the time such amount is included pursuant to section 83 of the Code as described above, provided the Company satisfies applicable information reporting and income and payroll tax withholding requirements.

     The Directors Plan is not one which can be qualified under section 401(a) of the Code.

     THE FEDERAL INCOME TAX CONSEQUENCES DESCRIBED ABOVE ARE FOR GENERAL INFORMATION ONLY. NO INFORMATION IS PROVIDED AS TO STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF THE ACQUISITION OR EXERCISE OF OPTIONS GRANTED UNDER THE DIRECTORS PLAN OR THE SALE OF SHARES OF COMMON STOCK ACQUIRED UPON SUCH EXERCISE. EACH OPTIONEE SHOULD CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC FEDERAL INCOME TAX CONSEQUENCES AND AS TO THE SPECIFIC CONSEQUENCES UNDER STATE, LOCAL AND FOREIGN TAX LAWS.

EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974

     The Directors Plan is not subject to any provision of the Employee Retirement Income Security Act of 1974.

AMENDMENT AND TERMINATION OF THE DIRECTORS PLAN

     The Directors Plan will terminate on December 19, 2006, except as to options then outstanding under the Directors Plan. Options which are outstanding on the date of such termination shall remain in effect until they have been exercised or have expired.

     A majority of the members of the Board of Directors may amend, modify or terminate the Directors Plan at any time prior to December 19, 2006, except that no such amendment, modification or termination shall be effective without obtaining the approval of the holders of a majority of the issued and outstanding shares of common stock. In no event may the Directors Plan be amended more than once every six months, other than to comport with changes in the law. No amendment, modification or termination of the Directors Plan may adversely affect the rights of any optionee under any then outstanding option granted under the Directors Plan without the consent of that optionee.

ASSIGNMENT

     An option granted pursuant to the Directors Plan shall not be transferable or assignable by the optionee other than by will or the laws of descent and distribution, and during the lifetime of the optionee the option shall be exercisable only by the optionee.

DIRECTORS PLAN BENEFITS

     The following table sets forth the Directors Plan benefits that will be received by or allocated to each officer named in the Summary Compensation Table under "Executive Compensation and Other Information--Executive Compensation" in Item 1, all executive officers as a group, all directors who are not executive officers as a group, and all employees, including officers who are not executive officers, as a group under the Directors Plan to be considered and voted upon at the Annual Meeting.

                        NEW PLAN BENEFITS

                             1996 Broad National Bancorporation Directors
                                     Non-Statutory Stock Option Plan
                                           Dollar         Number
Name and Position                        Value ($)/1/    of Units

Donald M. Karp, Chairman of the Board,       $ 2,785        500
Chief Executive Officer and Director of
Bancorporation and the Bank

John A. Dorman, President, Chief             $ 2,785        500
Operation Officer and Director of
Bancorporation and the Bank

Fred Perry, Jr., Senior Vice President         --             --
of the Bank

Peter Kenny, Senior Vice President             --             --
of the Bank

Fred Campo, Secretary of Bancorporation,       --             --
Senior Vice President of the Bank

Executive Group                              $ 5,570       1,000

Non-Executive Director Group                 $27,850       5,000

Non-Executive Officer Employee Group           --            --

_______________

/1/ The dollar value of options to purchase shares of common stock granted under the Directors Plan has been determined as of December 19, 1996 using the Black-Scholes option pricing model, based on the assumptions that (a) each nominee for director identified in Item 1 is elected at the 1997 Annual Meeting and serves as a director at the annual meeting of the Board of Directors held immediately thereafter, (b) the options were granted on December 19, 1996 with respect to the 1997 annual meeting of the Board of Directors, (c) the closing price for the shares of common stock underlying the options on the grant date was $12.13 per share, (d) the period during which the options are exercisable is ten years from the grant date, (e) the option exercise price is $12.13, (f) the dividend yield for 1996 is 2.4%, (g) the expected lives of the options is eight years,
     (h) the "risk free" interest rate on U.S. Treasury Strips is a 6.36% yield in eight years from the grant date (December
     2004), and (i) the price volatility for the shares of common stock underlying the options is 45.0% (based on the fluctuation in weekly closing stock prices from December 30, 1991 to December 13, 1996).

     The Board of Directors recommends a vote "FOR" approval of the Directors Plan.

                              ITEM 4

                APPROVAL OF PROPOSED AMENDMENT TO
                 THE CERTIFICATE OF INCORPORATION
                  TO INCREASE AUTHORIZED CAPITAL

GENERAL

     On December 19, 1996, the Board of Directors unanimously adopted a resolution setting forth a proposed amendment to the Company's Certificate of Incorporation. The proposed amendment would increase the total number of authorized shares of the Company's capital stock from 7,020,000 shares to 11,520,000 shares and increase the number of authorized shares of the Company's common stock, $1.00 par value, from 5,500,000 shares to 10,000,000 shares.

     The text of the proposed amendment to the Certificate of Incorporation is set forth in Exhibit A hereto. If the proposed amendment is adopted by the shareholders, the Company will cause a Certificate of Amendment consistent with the text of the amendment set forth in Exhibit A to be filed with the office of the New Jersey Secretary of State as promptly as practicable after the Annual Meeting. The description of the proposed amendment contained herein is qualified in its entirety by reference to Exhibit A.

DESCRIPTION OF THE AMENDMENT

     The Company's Certificate of Incorporation, as currently in effect, provides that the Company is authorized to issue 7,020,000 shares of capital stock, consisting of 5,500,000 shares of common stock, $1.00 par value per share, 20,000 shares of Preferred Stock 1985 Class, $10.00 par value per share, and 1,500,000 shares of Preferred Stock, $1.00 par value per share, to be divided into one or more series or classes of series as the Board of Directors may from time to time approve. In December of 1996, the Board of Directors authorized an amendment to the Certificate of Incorporation to increase the authorized shares of the Company's capital stock from 7,020,000 shares to 11,520,000 shares and increase the number of authorized shares of the Company's common stock from 5,500,000 shares to 10,000,000 shares. The shareholders are being asked to approve such amendment to the Certificate of Incorporation at the Annual Meeting.

     The Company currently has 7,020,000 authorized shares of capital stock. As of January 31, 1997, 4,677,188 shares of the Company's common stock were issued and 4,667,188 shares of the Company's common stock were outstanding. In addition, as of such date, 1,028,664 shares of common stock were reserved for future grant or issuance pursuant to employee benefit plans of the Company or the Bank or upon the exercise of outstanding options under the Company's stock option plans. No other shares of the Company's capital stock are issued and outstanding or reserved for future grant or issuance.

PURPOSES AND EFFECTS OF THE PROPOSED AMENDMENT

     Purposes and Effects. The principal purpose of the proposed amendment to the Company's Certificate of Incorporation is to authorize additional shares of common stock which will be available in the event the Board of Directors determines that it is necessary or appropriate to make future grants, awards or issuances of common stock (or options exercisable with respect to common stock) pursuant to existing or future employee benefit plans of the Company or the Bank, to issue stock dividends, to raise additional capital through the sale of securities, to acquire another company or its business or assets, or to establish a strategic relationship with a corporate partner. The Board of Directors has no present plan, agreement, or arrangement to issue any of the shares for which approval is sought, other than to issue shares pursuant to existing or future employee benefit plans of the Company or the Bank. If the amendment is approved by the shareholders, the Board of Directors does not intend to solicit further shareholder approval prior to the issuance of any additional shares of common stock, except as may be required by applicable law.

     The increase in authorized common stock will not have any immediate effect on the rights of existing shareholders. To the extent that the additional authorized shares are issued in the future, the existing shareholders' percentage equity ownership will decrease and, depending on the price at which shares are issued, could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock. The increase in the authorized number of shares of common stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the shareholders by diluting the stock ownership or voting rights of a person seeking to obtain control of the Company.

     Preemptive Rights. In the event that the Company issues additional shares of common stock or securities convertible into common stock, holders of the Company's capital stock have the preemptive right to purchase that number of shares of common stock or securities convertible into common stock which bears the same proportion to the total number of shares proposed to be issued as the number of shares of common stock or securities convertible into common stock held by such person bears to the total number of shares of common stock that would be outstanding if all outstanding securities convertible into common stock were converted. The foregoing preemptive right to purchase shares of common stock or securities convertible into common stock does not apply, however, to additional shares of common stock issued as
(a) dividends, (b) upon conversion of securities convertible into common stock, (c) for the purpose of raising funds to be invested in any banking subsidiary of the Company to provide it with capital, (d) for the purpose of increasing the Company's equity capital or retiring the Company's indebtedness, or (e) upon exercise of options, warrants or other rights granted under any stock option or other benefit plan of the Company which heretofore has been, or hereafter is, approved by the Company's shareholders. With respect to any issuance of common stock or securities convertible into common stock for the purposes of (c) or (d) above, in order for there to be no preemptive rights, at least three-fourths of the directors of the Company then in office must conclude that the issuance is necessary or appropriate to satisfy any regulatory requirements then applicable to the Company or any banking subsidiary of the Company, or otherwise is, in the judgment of the Board of Directors, desirable to permit the Company or any banking subsidiary of the Company to favorably respond to concerns expressed by any regulatory authority with regard to any regulatory requirement. A "regulatory requirement" is defined for this purpose as any current or proposed requirement of law, regulation, order, consent order, supervisory agreement, written directive or written request issued by any governmental authority. A proposed further expansion of the limitations applicable to the preemptive rights of the Company's shareholders is being submitted for the consideration and approval of shareholders at the Annual Meeting. See Item 5.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSED
AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO
INCREASE THE NUMBER OF SHARES OF AUTHORIZED CAPITAL STOCK.

                              ITEM 5

                APPROVAL OF PROPOSED AMENDMENT TO
                 THE CERTIFICATE OF INCORPORATION
                    TO LIMIT PREEMPTIVE RIGHTS

GENERAL

     On January 16, 1997, the Board of Directors unanimously adopted a resolution setting forth a proposed amendment to the Company's Certificate of Incorporation. The proposed amendment would expand the limitations with respect to the preemptive rights of holders of the Company's capital stock.

     The text of the proposed amendment to the Certificate of Incorporation is set forth in Exhibit B hereto. If the proposed amendment is adopted by the shareholders, the Company will cause a Certificate of Amendment consistent with the text of the amendment set forth in Exhibit B to be filed with the office of the New Jersey Secretary of State as promptly as practicable after the Annual Meeting. The description of the proposed amendment contained herein is qualified in its entirety by reference to Exhibit B.

DESCRIPTION OF THE AMENDMENT

     The Company's Certificate of Incorporation, as currently in effect, provides that in the event that the Company issues additional shares of common stock or securities convertible into common stock, holders of the Company's capital stock have certain preemptive rights. See "Item 4. Approval of Proposed Amendment to the Certificate of Incorporation to Increase Authorized Capital --- Reasons for and Effects of the Proposed Amendment --- Preemptive Rights." The foregoing preemptive rights currently do not apply, however, to additional shares of common stock issued upon the exercise of options granted under any stock option or other benefit plan of the Company which heretofore has been, or hereafter is, approved by the Company's shareholders.

     If the proposed amendment to the Company's Certificate of Incorporation is approved by the shareholders at the Annual Meeting, the holders of the Company's capital stock would cease to have any preemptive rights to purchase shares of common stock in the situation where common stock is to be issued (i) under any benefit plan of any banking subsidiary of the Company which heretofore has been, or hereafter is, approved by the Board of Directors of such banking subsidiary, or (ii) under any benefit plan of the Company which heretofore has been, or hereafter is, approved by the Company's shareholders, including shares of common stock issued upon exercise of options granted under any stock option or other benefit plan of the Company which heretofore has been, or hereafter is, approved by the Company's shareholders. The proposed amendment therefore would expand the limitations applicable to the preemptive rights of the Company's shareholders with respect to common stock issued pursuant to any benefit plan of the Company or a banking subsidiary of the Company. Under the Company's Certificate of Incorporation, as currently in effect, the limitations on the preemptive rights of the Company's shareholders with respect to common stock issued pursuant to the Company's benefit plans are applicable only with respect to the number of shares of common stock issuable under stock options granted pursuant to shareholder approval. If the proposed amendment is approved by the shareholders at the Annual Meeting, the preemptive right to purchase shares of common stock would not apply to shares issued under (i) any benefit plan of the Company which receives the approval of the Company's shareholders or (ii) any benefit plan of any banking subsidiary of the Company which receives the approval of the Board of Directors of such banking subsidiary. The situation identified above in which the Company would not, under the proposed amendment, be required to offer shares of common stock to its shareholders under their preemptive rights is therefore an expansion of the additional situations under the Company's Certificate of Incorporation, as currently in effect, in which issuances of common stock or securities convertible into common stock do not give rise to preemptive rights.

REASONS FOR AND EFFECTS OF THE PROPOSED AMENDMENTS

     The Board of Directors believes that the proposed expansion of the limitations with respect to preemptive rights is desirable and in the best interests of the Company in the context where the issuance of common stock is made under (i) any benefit plan of the Company which receives the approval of the Company's shareholders or (ii) any benefit plan of any banking subsidiary of the Company which receives the approval of the Board of Directors of such banking subsidiary. The purpose in eliminating preemptive rights of the Company's shareholders in this context is to permit the Company to issue shares of common stock under properly approved benefit plans without the necessity of expending the time and expense of first determining whether, and to what extent, any shareholders desire to exercise their preemptive rights to purchase any portion of the shares to be issued. If the proposed amendment is approved by the shareholders at the Annual Meeting, the approval by the Company's shareholders of any benefit plan that requires shareholder approval and pursuant to which shares of common stock have been, or are to be, issued would effectively also be a waiver by such shareholders of any preemptive right to purchase shares of common stock issued under any such benefit plan. With respect to a Company benefit plan requiring shareholder approval that is not approved by the Company's shareholders, the Company's shareholders will continue to have the preemptive right to purchase shares of common stock issued under any such benefit plan.

     To the extent that additional shares of common stock are issued under benefit plans of the Company or any banking subsidiary of the Company or otherwise, the present ownership position of current shareholders may be diluted. Through the availability of preemptive rights, shareholders of a corporation are assured the opportunity to maintain ownership of their proportionate share of the corporation's assets and to protect their proportionate voting power against possible dilution through disproportionate sales of additional shares of voting stock to other purchasers. This may be relevant in the case of corporations having a small number of shareholders where shareholders have no other means to maintain their proportionate ownership interests and where voting power may be viewed as a significant aspect of their ownership interest. The Company, however, has over 900 holders of record of common stock and a market for the common stock exists. Shareholders who wish to maintain their proportionate ownership interest and voting power in the Company's common stock may do so by making normal market purchases without relying on any preemptive right, although such market purchases may be at varying terms from those of original issuance.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSED
AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO
FURTHER LIMIT PREEMPTIVE RIGHTS.

                              ITEM 6

   RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors, upon recommendation of the Board's Audit Committee, has selected the independent certified public accounting firm of KPMG Peat Marwick LLP as Bancorporation's independent auditors to audit the books, records and accounts of the Company for the year ending December 31, 1997. Shareholders will have an opportunity to vote at the Annual Meeting on whether to ratify the Board's decision in this regard.

     A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting. Such representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

     Submission of the selection of the independent auditors to the shareholders for ratification will not limit the authority of the Board of Directors to appoint another independent certified public accounting firm to serve as independent auditors if the present auditors resign or their engagement otherwise is terminated. If the shareholders do not ratify the selection of KPMG Peat Marwick LLP at the Annual Meeting, the Company intends to call a special meeting of shareholders to be held as soon as practicable after the Annual Meeting to ratify the selection of another independent certified public accounting firm as independent auditors for the Company.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL
OF THE SELECTION OF KPMG PEAT MARWICK LLP

     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires Bancorporation's directors and executive officers, and persons who own more than 10% of a class of Bancorporation's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership in Bancorporation common stock and other equity securities. In addition, under
Section 16(a), a director, executive officer or 10% shareholder who is a trustee and has a pecuniary interest (such interest includes situations where a member of the trustee's immediate family is a beneficiary of the trust) in any holding or transaction in the Company's securities held by the trust, must report the holding or transaction on the trustee's individual form. Securities and Exchange Commission regulations require directors, executive officers, greater than 10% shareholders and reporting trusts to furnish Bancorporation with copies of all
Section 16(a) reports they file.

     To Bancorporation's knowledge, based solely on review of the copies of such reports furnished to Bancorporation and written representations that no other reports were required, during the year ended December 31, 1996, all Section 16(a) filing requirements applicable to its directors, executive officers, greater than 10% shareholders and reporting trusts were complied with, except that Messrs. Cruz, Dorman, Fischman, Iannuzzi, Karp, Lazarus, Lenihan, Lesnik, Owen, Schwartz, and Williams, Ms. McFarland, Messrs. Boyle, Campo, Kenny and Perry and Ms. Rogoff each failed to timely file a statement of changes in beneficial ownership on Form 4 with respect to one transaction in which stock options were granted.

                  OTHER BUSINESS OF THE MEETING

     The Board of Directors is not aware of, and does not intend to present, any matter for action at the Annual Meeting other than those referred to in this Proxy Statement. If, however, any other matter properly comes before the Annual Meeting or any adjournment, it is intended that the holders of the proxies solicited by the Board of Directors will vote on such matters in their discretion in accordance with their best judgment.

                          ANNUAL REPORT

     Bancorporation's Annual Report to Shareholders, containing financial statements for the year ended December 31, 1996, is being mailed with this Proxy Statement to all shareholders entitled to vote at the Annual Meeting. Such Annual Report is not to be regarded as proxy solicitation material.

     A COPY OF BANCORPORATION'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1996 (THE "FORM 10-K"), EXCLUDING EXHIBITS, WILL BE FURNISHED WITHOUT CHARGE TO ANY SHAREHOLDER OF RECORD AS OF MARCH 7, 1997 AS SOON AS IT IS AVAILABLE, UPON WRITTEN REQUEST TO JAMES BOYLE, BROAD NATIONAL BANCORPORATION, 905 BROAD STREET, NEWARK, NEW JERSEY 07102. Bancorporation will provide a copy of any exhibit to the Form 10-K to any such person upon written request and the payment of Bancorporation's reasonable expenses in furnishing such exhibits.

          SHAREHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

     It is presently anticipated that the 1998 Annual Meeting of Shareholders will be held on April 16, 1998. Shareholder proposals intended for inclusion in the proxy statement for the 1998 Annual Meeting of Shareholders must be received at the Company's offices, located at 905 Broad Street, Newark, New Jersey 07102, within a reasonable time before the solicitation with respect to the meeting is made, but in no event later than November 24, 1997. Such proposals must also comply with the other requirements of the proxy solicitation rules of the Securities and Exchange Commission. Shareholder proposals should be addressed to the attention of the Secretary of Bancorporation.

                              By Order of the Board of Directors

                              /s/ Donald M. Karp
                              Donald M. Karp
                              Chairman of the Board and
                              Chief Executive Officer
March 24, 1997
Newark, New Jersey

                                                        Exhibit A

                  BROAD NATIONAL BANCORPORATION

                        PROPOSED AMENDMENT
                              TO THE
                   CERTIFICATE OF INCORPORATION
                 (Increase in Authorized Capital)


          RESOLVED, that the Certificate of Incorporation of Broad National Bancorporation, a New Jersey corporation (the "Corporation"), be amended by deleting the first paragraph of ARTICLE THIRD in its entirety and inserting in lieu thereof the following new first paragraph to ARTICLE THIRD:

               THIRD.   The total number of shares of all classes
          of stock which the corporation shall have authority to issue is 11,520,000 shares, divided into:

               10,000,000 shares of Common Stock, par value
               $1.00 per share;

               20,000 shares of Preferred Stock 1985 Class, par value $10.00 per share; and

               1,500,000 shares of Preferred Stock, par value $1.00 per share, to be divided into one or more series or classes of series as the corporation's board of directors may from time to time approve, as hereinafter set forth.

                    #         #         #

                                                        Exhibit B

                  BROAD NATIONAL BANCORPORATION

                        PROPOSED AMENDMENT
                              TO THE
                   CERTIFICATE OF INCORPORATION
                  (Preemptive Rights Limitation)


          RESOLVED, that the Certificate of Incorporation of Broad National Bancorporation, a New Jersey corporation, be amended by deleting the present clause (iii) of the second paragraph of subsection C.8 of Article THIRD in its entirety and inserting in lieu thereof the following new clause (iii) of the second paragraph of subsection C.8 of Article THIRD:

          (iii) shares of Common Stock issued (A) under any benefit plan of any banking subsidiary of the corporation heretofore or hereafter approved by the Board of Directors of such banking subsidiary, or (B) under any benefit plan of the corporation heretofore or hereafter approved by the corporation's shareholders, including shares of Common Stock issued as authorized by options granted under any stock option or other benefit plan of the corporation heretofore or hereafter approved by the corporation's shareholders,

                    #         #         #